                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Performance in Perspective.......................  4
Portfolio Management Review......................  5
Glossary of Terms................................  8
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 52
Statement of Operations.......................... 53
Statement of Changes in Net Assets............... 54
Financial Highlights............................. 55
Notes to Financial Statements.................... 58
Report of Independent Accountants................ 65

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

December 20, 1999

Dear Shareholder,

    As we approach the end of the century--and the millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen this century is the increasing importance of investing for many Americans.

    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Those that have stood the test of time include:
          - Investing for the long-term
          - Basing investment decisions on sound research
          - Building a diversified portfolio
          - Believing in the value of professional investment advice

    While no one can predict the future, at Van Kampen, we believe that these ideas will remain important tenets for investors well into the next century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we enter the new millennium.

Sincerely,


[SIG]
Richard F. Powers III

Chairman
Van Kampen Asset Management Inc.

Source: Investment Company Institute


[SIG]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree, keeping the economy growing at a brisk pace. High levels of consumer confidence fueled this heavy retail activity, which pushed the personal savings rate to a record low in September as spending rates outpaced income growth. Although the U.S. economy experienced a slowdown during the second quarter of 1999, growth rebounded in the third quarter with gross domestic product increasing an annualized 5.7 percent.

EMPLOYMENT

    The strong job market helped support the strength of the economy. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages continued to climb. Wage pressures pushed the cost of labor higher in the second quarter, as the employment cost index (ECI) recorded its biggest gain in eight years. However, productivity gains offset rising wages in the third quarter, bringing the ECI back to a more moderate level.

INFLATION AND INTEREST RATES

    Although the Consumer Price Index continued to reflect historically low inflation, concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and tempering economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999 in an attempt to keep the economy from overheating.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Third Quarter 1999
                                    [GRAPH]

97Q3                                                                             4.00
97Q4                                                                             3.10
98Q1                                                                             6.70
98Q2                                                                             2.10
98Q3                                                                             3.80
98Q4                                                                             5.90
99Q1                                                                             3.70
99Q2                                                                             1.90
99Q3                                                                             5.70

    Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED NOVEMBER 30, 1999

                      VAN KAMPEN HIGH YIELD MUNICIPAL FUND

                                           A SHARES  B SHARES  C SHARES
 TOTAL RETURNS
One-year total return based on NAV (1)...    (.37%)   (1.11%)   (1.20%)
One-year total return (2)................   (5.09%)   (4.86%)   (2.13%)
Five-year average annual total return
(2)......................................     6.58%     6.59%     6.79%
Ten-year average annual total return
(2)......................................     6.73%       N/A       N/A
Life-of-Fund average annual total return
(2)......................................     6.65%     5.89%     5.33%
Commencement date........................  01/02/86  07/20/92  12/10/93
 DISTRIBUTION RATES AND YIELD
Distribution rate (3)....................     5.84%     5.37%     5.38%
Taxable-equivalent distribution rate
(4)......................................     9.13%     8.39%     8.41%
SEC Yield (5)............................     5.84%     5.39%     5.40%

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares). If the sales charge was included, total return would be lower.

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B shares and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)Taxable-equivalent calculations reflect a federal income tax rate of 36%.

(5)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending November 30, 1999.

A portion of the interest income may be subject to the federal alternative minimum tax (AMT).

See the Comparative Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Investing in high-yield, lower rated securities involves certain risks, which may include the potential for greater sensitivity to general economic downturns and greater market price volatility.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Fund's investment adviser has responded to opportunities and challenges.

    The following graph compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. The index is a broad-based, statistical composite that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen High Yield Municipal Fund vs. the Lehman Brothers Municipal Bond Index (November 30, 1989 through November 30, 1999)
                         [INVESTMENT PERFORMANCE CHART]

                                                              VAN KAMPEN HIGH YIELD MUNICIPAL     LEHMAN BROTHERS MUNICIPAL BOND
                                                                            FUND                              INDEX
                                                              -------------------------------     ------------------------------
Nov 1989                                                                   9528.00                           10000.00
                                                                           9576.00                           10082.00
                                                                           9554.00                           10034.60
                                                                           9630.00                           10123.90
                                                                           9670.00                           10127.00
                                                                           9643.00                           10054.00
                                                                           9778.00                           10273.20
                                                                           9860.00                           10363.60
                                                                           9961.00                           10516.00
                                                                           9860.00                           10363.50
                                                                           9897.00                           10369.70
                                                                           9971.00                           10557.40
Nov 1990                                                                  10141.00                           10769.60
                                                                          10150.00                           10817.00
                                                                          10217.00                           10961.90
                                                                          10274.00                           11057.30
                                                                          10322.00                           11061.70
                                                                          10439.00                           11208.90
                                                                          10566.00                           11308.60
                                                                          10556.00                           11297.30
                                                                          10705.00                           11435.10
                                                                          10794.00                           11586.10
                                                                          10915.00                           11736.70
                                                                          10986.00                           11842.30
Nov 1991                                                                  11026.00                           11875.50
                                                                          11231.00                           12130.80
                                                                          11262.00                           12158.70
                                                                          11293.00                           12162.40
                                                                          11355.00                           12167.20
                                                                          11471.00                           12275.50
                                                                          11597.00                           12420.40
                                                                          11736.00                           12629.00
                                                                          11992.00                           13007.90
                                                                          11906.00                           12880.40
                                                                          11982.00                           12964.10
                                                                          11917.00                           12837.10
Nov 1992                                                                  12103.00                           13066.90
                                                                          12247.00                           13200.10
                                                                          12377.00                           13353.30
                                                                          12688.00                           13836.70
                                                                          12662.00                           13690.00
                                                                          12773.00                           13828.30
                                                                          12850.00                           13905.70
                                                                          12973.00                           14137.90
                                                                          13004.00                           14156.30
                                                                          13175.00                           14450.80
                                                                          13309.00                           14615.50
                                                                          13373.00                           14643.30
Nov 1993                                                                  13272.00                           14514.40
                                                                          13491.00                           14820.70
                                                                          13615.00                           14989.60
                                                                          13405.00                           14601.40
                                                                          13097.00                           14007.10
                                                                          13151.00                           14126.20
                                                                          13303.00                           14249.10
                                                                          13296.00                           14162.10
                                                                          13499.00                           14421.30
                                                                          13577.00                           14471.80
                                                                          13505.00                           14259.00
                                                                          13382.00                           14005.20
Nov 1994                                                                  13284.00                           13751.80
                                                                          13516.00                           14054.30
                                                                          13788.00                           14456.20
                                                                          14088.00                           14876.90
                                                                          14208.00                           15048.00
                                                                          14276.00                           15066.00
                                                                          14528.00                           15546.70
                                                                          14465.00                           15411.40
                                                                          14562.00                           15557.80
                                                                          14665.00                           15755.40
                                                                          14795.00                           15854.70
                                                                          14986.00                           16084.50
Nov 1995                                                                  15231.00                           16351.50
                                                                          15396.00                           16508.50
                                                                          15480.00                           16634.00
                                                                          15441.00                           16520.90
                                                                          15373.00                           16309.40
                                                                          15333.00                           16263.80
                                                                          15391.00                           16257.20
                                                                          16519.00                           16434.50
                                                                          15649.00                           16584.00
                                                                          15722.00                           16580.70
                                                                          15867.00                           16812.80
                                                                          16041.00                           17002.80
Nov 1996                                                                  16217.00                           17314.00
                                                                          16291.00                           17241.20
                                                                          16352.00                           17274.00
                                                                          16486.00                           17432.90
                                                                          16473.00                           17201.00
                                                                          16609.00                           17345.50
                                                                          16788.00                           17605.70
                                                                          16939.00                           17794.10
                                                                          17302.00                           18287.00
                                                                          17317.00                           18115.10
                                                                          17500.00                           18330.70
                                                                          17669.00                           18448.00
Nov 1997                                                                  17778.00                           18556.80
                                                                          18088.00                           18827.80
                                                                          18229.00                           19021.70
                                                                          18323.00                           19027.40
                                                                          18417.00                           19044.50
                                                                          18449.00                           18958.80
                                                                          18637.00                           19258.40
                                                                          18746.00                           19333.50
                                                                          18791.00                           19381.80
                                                                          18998.00                           19682.20
                                                                          19173.00                           19928.30
                                                                          19170.00                           19928.30
Nov 1998                                                                  19249.00                           19998.00
                                                                          19295.00                           20048.00
                                                                          19421.00                           20286.60
                                                                          19414.00                           20197.30
                                                                          19508.00                           20225.60
                                                                          19585.00                           20276.20
                                                                          19613.00                           20158.50
                                                                          19470.00                           19868.30
                                                                          19514.00                           19939.80
                                                                          19370.00                           19780.30
                                                                          19329.00                           19788.20
                                                                          19114.00                           19574.50
Nov 1999                                                                  19177.00                           19367.00

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

                      VAN KAMPEN HIGH YIELD MUNICIPAL FUND

We recently spoke with representatives of the adviser of the Van Kampen High Yield Municipal Fund about the key events and economic forces that shaped the markets during the past 12 months. The representatives are led by Wayne D. Godlin, portfolio manager, who has managed the Fund since March 1990 and has worked in the investment industry since 1984.

    Mr. Godlin is joined by Peter W. Hegel, chief investment officer for fixed-income investments. The following discussion reflects their views on the Fund's performance during the 12-month period ended November 30, 1999.

   Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND HAS OPERATED DURING THE PAST 12 MONTHS?

   A Overall, the past 12 months were terrible for both taxable and tax-exempt bond markets as long-term U.S. interest rates rose by nearly one percent. When long-term interest rates rise, bond prices go down, making this a difficult environment for bond funds to achieve favorable returns. Generally, municipal bonds--the type of bonds the Fund invests in--underperformed taxable bonds during the reporting period.

    The tight credit spread between high- and low-quality bonds was the story of the first six months of the period--with interest rates paid on low-quality bonds not much higher than those paid on higher-quality bonds. When this happens, the lower-quality, higher yielding municipal bonds that we prefer become less attractive for investors, who can get comparable yields from higher-quality bonds, which bring less risk. During the remainder of the period, we saw credit spreads become wider as interest rates rose. For the year, the supply of high-yield municipal bonds increased compared to 1998, particularly in the new issue or primary market.

   Q  HOW DID YOU POSITION THE FUND IN THIS ENVIRONMENT?

   A We evaluate municipal bonds on an individual basis--regardless of whether credit spreads are tight or wide--and we continued to position the Fund for the long term. To do so, we seek to maintain a highly diversified portfolio, by geography and sector, which is an important strategy when investing in high-yield, high-risk municipal bonds. Diversity allows us to help reduce the effects of weakness in a specific municipality or economic sector. Our research team of seven analysts--located throughout the country--focused on uncovering value in small to mid-size new issues, particularly among higher-yielding nonrated bonds. Despite poor performance among municipal bond funds, we believe it was our strategy that helped the Fund outperform its peers.

   Q  DISCUSS THE FUND'S PERFORMANCE COMPARED TO THAT OF ITS PEERS.

   A We were pleased with the Fund's favorable performance compared to its peers. We typically have maintained a greater percentage of assets in higher-yielding, lower-rated securities than other funds in our peer group, which has historically helped us outpace our peer average. The Fund's performance earned an overall rating of five stars from Morningstar in the Municipal Bond Fund Category, which means it ranked in the top 10 percent of funds within its category. The Fund's Class A shares received five stars in each of the three-, five-, and ten-year periods, which were calculated among 1610, 1330, and 383 funds in the municipal bond fund category, respectively, as of November 30, 1999.

    Morningstar is an independent rating company and the five-star composite rating is the highest rating it assigns in its monthly mutual fund reviews.* While past performance is no guarantee of future results, Morningstar ratings provide a means to measure a fund's ability to achieve its investment goals. Ten percent of the funds receive five stars, 22.5 percent receive four stars, 35 percent receive three stars, 22.5 percent receive two stars, and 10 percent receive one star.

   Q  WHAT PERCENTAGE OF THE FUND IS INVESTED IN NONRATED BONDS AND WHY?

   A As of November 30, 1999, 83.0 percent of the Fund was invested in nonrated bonds. We prefer to invest in nonrated bonds because we believe there has been a significant improvement in the overall credit quality of these types of bonds in a broad range of sectors. As a result of this strategy, the Fund benefited from significant improvements in the credit quality of our holdings, which counteracted the effects of weakness in the overall municipal bond market.

   Q  WHAT OTHER FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

   A Generally, we look for opportunities to invest in bonds that typically have had low sensitivity to changes in the economy--such as health care and low- to moderate-income housing. We believe these sectors will cultivate demand in a strong or weak economy.

    Although the Fund's sector weightings reflect where we found opportunity on a bond-by-bond basis, we did benefit from purchases in life-care projects and utility district deals. One disappointment that hurt the Fund's performance was our exposure to pollution control revenue bonds in the steel industry. For additional Fund portfolio highlights, please refer to page 9.

   Q  HOW DO YOU FEEL ABOUT THE FUND'S PERFORMANCE DURING THE PAST 12 MONTHS?

   A Strictly speaking, the Fund's performance was disappointing. Considering the poor market conditions we faced during the period, however, we are pleased with the Fund's performance compared to its benchmark, the Lehman
Brothers Municipal Bond Index. The total return for the 12 months ended November 30, 1999, was -0.37 percent(1) (Class A shares at net asset value), and the Fund's net asset value closed the reporting period at $10.96 per Class A share, down from $11.66 at the beginning of the period. The Fund's Class A share tax-exempt distribution rate as of November 30, 1999, was 5.84 percent(3), representing a taxable equivalent distribution rate of 9.13 percent(4) for an investor in the 36-percent federal income tax bracket.

    Our total return record continues to outpace the Lehman Brothers Municipal Bond Index, which returned -1.07 percent during the same 12-month period. This broad-based index of municipal bonds does not reflect any commissions or sales charges that would be paid by an investor purchasing the securities or investments it represents. Please refer to the footnotes and chart on page 3 for additional Fund performance results. Past performance does not guarantee future results.

   Q  WHAT OTHER FACTORS HAVE ADDED TO THE FUND'S LONG-TERM SUCCESS?

   A We believe our strengths, particularly in primary market research, have helped the Fund's performance. For the second consecutive year, one of our analysts was recognized for research capabilities in the latest Smith's
Research & Ratings Review analyst survey. This industry publication surveys 1,000 of the largest institutional investors in order to recognize the industry's top bond analysts. Historically, the Fund has had particularly strong performance in health-care related issues. Therefore, it comes as no surprise that our award-winning analyst specializes in the tax-exempt health-care sector.

   Q  WHAT IS YOUR OUTLOOK FOR THE FUND IN THE NEXT SIX MONTHS?

   A Overall, we expect a more positive environment for municipal bonds, but we don't plan to change our investment approach. We will continue to focus on our strengths: doing primary market research and finding value in nonrated bonds. Historically, the Fund has succeeded over the long run by utilizing this strategy, and we will continue to invest this way because we believe it works. Over time, we believe these strengths should continue to help the Fund achieve its investment objective--providing shareholders with a high level of interest income exempt from federal income tax.


[SIG.]                                 [SIG.]
Peter W. Hegel                         Wayne D. Godlin
Chief Investment Officer               Portfolio Manager
Fixed Income Investments

* The five-star rating is a composite rating. Morningstar is an independent mutual fund performance monitor. Morningstar proprietary ratings reflect historical risk-adjusted performance as of November 30, 1999. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Ratings are for Class A shares and may vary for other class shares.

                               GLOSSARY OF TERMS

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range form a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

PRIMARY MARKET: The dealer-conducted process of buying new issues from local municipalities and selling them to the public.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                              PORTFOLIO HIGHLIGHTS

                      VAN KAMPEN HIGH YIELD MUNICIPAL FUND
 TOP FIVE STATES AS OF NOVEMBER 30, 1999*

Pennsylvania..............   10.5%
Florida...................    9.0%
Massachusetts.............    7.9%
Illinois..................    7.8%
California................    5.4%

 CREDIT QUALITY*

AS OF NOVEMBER 30, 1999
PIE CHART

                          AAA/AAA        AA/AA          A/A         BBB/BAA        BB/BA          B/B         CCC/CAA
                          -------        -----          ---         -------        -----          ---         -------
As of November 30,          3.6           1.0           2.4           4.5           4.7           1.0           0.1
1999

                         NON-RATED
                         ---------
As of November 30,         83.0
1999

AS OF NOVEMBER 30, 1998
PIE CHART

                          AAA/AAA        AA/AA          A/A         BBB/BAA        BB/BA          B/B         CCC/CAA
                          -------        -----          ---         -------        -----          ---         -------
As of November 30,
1998                       2.6           1.0           1.5           3.5           4.8           1.0           0.1

                         NON-RATED
                         ---------
As of November 30,
1998                       85.8

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

 DIVIDEND HISTORY FOR THE PERIOD ENDED NOVEMBER 30, 1999

                                  [BAR GRAPH]

                                                                               DIVIDEND
                                                                               --------
Dec 1998                                                                         0.058
Jan 1999                                                                         0.056
Feb 1999                                                                         0.056
Mar 1999                                                                         0.056
Apr 1999                                                                         0.056
May 1999                                                                         0.056
Jun 1999                                                                         0.056
Jul 1999                                                                         0.056
Aug 1999                                                                         0.056
Sep 1999                                                                         0.056
Oct 1999                                                                         0.056
Nov 1999                                                                         0.056

The dividend history represents past performance of the Fund's Class A shares and does not predict the Fund's future distributions.

 TOP FIVE PORTFOLIO INDUSTRIES*

BAR GRAPH

                                                                     NOVEMBER 30, 1999                  NOVEMBER 30, 1998
                                                                     -----------------                  -----------------
Other Care                                                                  23.1                               22.3
Industrial Revenue                                                          17.5                               16.4
Health Care                                                                 17.1                               17.2
Multi-Family Housing                                                        14.6                               16.4
Tax District                                                                 6.3                                7.7

*As a Percentage of Long-Term Investments

                            PORTFOLIO OF INVESTMENTS

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         MUNICIPAL BONDS  97.7%
         ALABAMA  1.0%
$1,000   Alabama Special Care Facs Fin Auth
         Montgomery Rev.......................   6.300%     06/01/24    $      900,780
 5,000   Alabama St Indl Dev Auth Solid Waste
         Disp Rev Pine City Fiber Co..........   6.450      12/01/23         4,828,650
 2,000   Alabama St Space Science Exhibit
         Commission Ctfs Partn................   6.875      10/01/24         1,905,980
   750   Vincent, AL Indl Dev Brd Shelby Motel
         Group Inc Proj.......................  10.500      09/01/16           731,175
 4,000   West Jefferson Cnty, AL Amusement &
         Pub Pk Auth First Mtg Visionland
         Proj.................................   6.375      02/01/29         3,197,520
 3,255   West Jefferson Cnty, AL Amusement &
         Pub Pk Auth First Mtg Visionland Proj
         (Prerefunded @ 12/01/06).............   8.000      12/01/26         3,905,284
                                                                        --------------
                                                                            15,469,389
                                                                        --------------
         ALASKA  0.7%
 5,000   Alaska St Hsg Fin Corp Genl Mtg Ser A
         (MBIA Insd)..........................   6.000      06/01/49         4,781,650
 3,000   Juneau, AK City & Borough Nonrecourse
         Rev..................................   6.875      12/01/25         2,855,730
 2,250   Seward, AK Rev AK Sealife Cent
         Proj.................................   7.650      10/01/16         2,295,450
                                                                        --------------
                                                                             9,932,830
                                                                        --------------
         ARIZONA  2.2%
 1,190   Casa Grande, AZ Indl Dev Auth Rfdg...   8.250      12/01/15         1,200,841
 2,843   Chandler, AZ Indl Dev Auth Rev
         Chandler Fin Cent Proj Ser 1986
         (c)..................................   7.250      12/01/16         2,160,811
 3,000   Flagstaff, AZ Indl Dev Auth Rev Sr
         Living Cmnty Northern AZ Ser A.......   6.200      09/01/28         2,632,530
 5,500   Maricopa Cnty, AZ Indl Dev Auth
         Multi-Family Hsg Rev (d).............   6.625      07/01/33         5,160,265
 3,000   Maricopa Cnty, AZ Indl Dev Auth Sr
         Living Fac Rev.......................   7.750      04/01/15         3,014,310
 2,500   Peoria, AZ Indl Dev Auth Rev Sierra
         Winds Life Ser A Rfdg................   6.500      08/15/31         2,282,400
 1,000   Phoenix, AZ Indl Dev Auth Airport Fac
         Rev America West Airls Inc Proj......   6.250      06/01/19           949,328

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         ARIZONA (CONTINUED)
$3,000   Pima Cnty, AZ Indl Dev Auth
         Multi-Family Rev (e).................   6.625%     10/01/28    $    2,845,050
 2,000   Pima Cnty, AZ Indl Dev Auth Rev La
         Posada at Park Cent Ser A............   7.000      05/15/27         1,969,960
 3,600   Pima Cnty, AZ Indl Dev Auth Sr Living
         Catalina Vlg Rev Ser A...............   6.500      07/01/29         3,025,728
 1,025   Pinal Cnty, AZ Indl Dev Auth Casa
         Grande Regl Med Cent Proj Ser A......   8.125      12/01/22         1,082,769
   475   Pinal Cnty, AZ Indl Dev Auth Casa
         Grande Regl Med Cent Proj Ser B......   8.125      12/01/22           501,771
 2,115   Red Hawk Canyon Cmnty Facs Dist No 2
         AZ Dist Assmt Rev....................   6.500      12/01/12         2,004,131
 1,035   Scottsdale, AZ Indl Dev Auth Rev
         First Mtg Westminster Vlg Ser A
         Rfdg.................................   8.000      06/01/11         1,104,821
 2,000   Scottsdale, AZ Indl Dev Auth Rev
         First Mtg Westminster Vlg Ser A
         Rfdg.................................   8.250      06/01/15         2,148,480
 1,845   Tuscon, AZ Indl Dev Auth Rev Clarion
         Santa Rita Hotel Ser A Rfdg (e)......   6.375      12/01/16         1,703,876
                                                                        --------------
                                                                            33,787,071
                                                                        --------------
         ARKANSAS  0.3%
 4,065   Jackson Cnty, AR Hlthcare Fac Brd
         First Mtg Hosp Rev Newport Hosp &
         Clinic Inc...........................   7.375      11/01/11         3,985,976
                                                                        --------------
         CALIFORNIA  5.3%
 1,255   Abag Fin Auth For Nonprofit Corps CA
         Ctfs Partn...........................   6.375      11/15/15         1,184,293
 1,455   Abag Fin Auth For Nonprofit Corps CA
         Ctfs Partn...........................   6.375      11/15/28         1,321,955
 1,210   California Edl Fac Auth Rev Pacific
         Graduate Sch of Psych................   7.600      11/01/21         1,242,489
 2,315   California Edl Fac Auth Rev Pacific
         Graduate Sch of Psych................   8.000      11/01/21         2,432,810
 1,000   California Hlth Facs Fin Auth Rev
         Hospital of The Good Samaritan.......   7.000      09/01/21         1,006,380
 5,000   California Statewide Cmntys Dev Auth
         Spl Fac United Airls Ser A...........   5.700      10/01/33         4,495,400
 2,850   Contra Costa Cnty, CA Multi-Family
         Hsg Rev..............................   6.750      12/01/30         2,691,739
 2,000   Corona, CA Ctfs Partn Vista Hosp Sys
         Inc Ser B............................   9.500      07/01/20         1,845,520

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         CALIFORNIA (CONTINUED)
$2,500   Corona, CA Ctfs Partn Vista Hosp Sys
         Inc Ser C............................   8.375%     07/01/11    $    2,332,900
 2,250   Culver City, CA Redev Fin Auth Rev
         Subordinated Tax Allocation Ser B
         Rfdg.................................   6.250      11/01/25         2,193,548
 1,500   Davis, CA Pub Fac Fin Auth Loc Agy
         Rev..................................   6.600      09/01/25         1,507,830
 1,500   Folsom, CA Spl Tax Cmnty Fac Dist No
         7 Rfdg...............................   7.250      09/01/21         1,572,585
 1,000   Fontana, CA Spl Tax Cmnty Facs Dist
         11 Ser A Rfdg........................   6.500      09/01/28           941,240
 2,000   Fontana, CA Spl Tax Cmnty Facs Dist
         11 Ser B.............................   6.500      09/01/28         1,882,480
 2,660   Fresno, CA Ctfs Partn................   8.500      05/01/16         2,751,717
   840   Healdsburg, CA Ctfs Partn Nuestro
         Hosp Inc.............................   6.250      11/01/08           793,086
 2,500   Healdsburg, CA Ctfs Partn Nuestro
         Hosp Inc.............................   6.375      11/01/28         2,199,875
   975   Indio, CA Pub Fin Auth Rev Tax
         Increment............................   6.500      08/15/27           960,716
 4,530   Lake Elsinore, CA Pub Fin Auth Loc
         Agy Rev..............................   7.100      09/01/20         4,636,999
 1,500   Los Angeles, CA Cmnty Fac Dist Spl
         Tax No 3 Cascades Business Pk........   6.400      09/01/22         1,469,040
 4,500   Millbrae, CA Residential Fac Rev
         Magnolia of Millbrae Proj Ser A......   7.375      09/01/27         4,539,105
 1,000   Moreno Vly, CA Spl Tax Towngate Cmnty
         Fac Dist 87-1........................   7.125      10/01/23         1,025,800
 2,000   Perris, CA Pub Fin Auth Loc Agy Rev
         Ser D................................   7.875      09/01/25         2,123,860
 1,500   Rancho Cucamonga, CA Cmnty Fac Dist
         Spl Tax No 88-2......................   8.250      09/01/19         1,719,045
   100   Rancho Cucamonga, CA Cmnty Fac Dist
         Spl Tax No 88-2......................   8.000      09/01/20           113,774
 2,965   Reedley, CA Ctfs Partn...............   7.500      10/01/26         3,045,351
 3,105   Richmond, CA Redev Agy Multi-Family
         Rev Ser A............................   7.500      09/01/23         3,165,237
 3,850   Riverside Cnty, CA Air Force Vlg West
         Inc Ser A Rfdg (Prerefunded @
         06/15/02) (a)........................   8.125      06/15/20         4,265,261
 4,000   Sacramento, CA City Fin Auth Rev Sr
         Convention Cntr Hotel Ser A..........   6.250      01/01/30         3,725,720
 1,945   Sacramento, CA Spl Tax Cmnty Fac Dist
         No 97-1 Ser A........................   6.700      09/01/17         1,971,802
 2,000   Sacramento, CA Spl Tax Cmnty Fac Dist
         No 97-1 Ser A........................   6.750      09/01/27         2,010,480

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         CALIFORNIA (CONTINUED)
$2,500   San Bernardino, CA Assoc Cmntys Fin
         Auth Hlthcare Ctfs Partn.............   6.900%     05/01/27    $    2,191,075
 3,120   San Jose, CA Multi-Family Hsg Rev
         Helzer Courts Apts Ser A (e).........   6.400      12/01/41         2,867,436
 1,900   San Luis Obispo, CA Ctfs Partn Vista
         Hosp Sys Inc.........................   8.375      07/01/29         1,717,657
 1,995   Simi Valley, CA Cmnty Dev Agy Coml
         Sycamore Plaza II Rfdg...............   6.000      09/01/12         2,028,037
 2,000   Vallejo, CA Ctfs Partn Touro Univ....   7.250      06/01/16         2,008,500
 2,000   Ventura, CA Port Dist Ctfs Partn.....   6.375      08/01/28         1,891,940
                                                                        --------------
                                                                            79,872,682
                                                                        --------------
         COLORADO  3.4%
 2,000   Arvada, CO Multi-Family Rev Hsg
         Arvada Nightingale Proj Rfdg.........   6.250      12/01/18         1,881,600
 1,060   Berry Creek Metro Dist CO Rfdg.......   7.300      12/01/12         1,099,326
 1,767   Bowles Metro Dist CO (Prerefunded @
         12/01/05)............................   7.750      12/01/15         2,010,599
 1,000   Colorado Hlth Fac Auth Rev Baptist
         Home Assn Ser A......................   6.250      08/15/13           962,090
 2,250   Colorado Hlth Fac Auth Rev Baptist
         Home Assn Ser A......................   6.375      08/15/24         2,053,642
 1,225   Colorado Hlth Fac Auth Rev Sr Living
         Fac Eaton Terrace Ser A..............   6.800      07/01/09         1,198,822
 3,250   Colorado Hlth Fac Auth Rev Sr Living
         Fac Eaton Terrace Ser A..............   7.250      07/01/22         3,117,660
 1,500   Colorado Hlth Fac Auth Rev Christian
         Living Campus Proj...................   9.000      01/01/25         1,668,975
 2,000   Colorado Hlth Fac Auth Rev Shalom Pk
         Proj Rfdg & Impt.....................   7.250      12/15/25         2,027,820
 1,100   Colorado Hlth Facs Auth Hlth &
         Residential Care Facs Rev............   6.000      07/01/29           947,518
 2,000   Colorado Hsg Fin Auth Single Family
         Pgm Sr B 2...........................   6.800      04/01/30         2,108,000
 1,250   Cordillera Metro Dist, CO Eagle Cnty
         (Prerefunded @ 12/01/04).............   8.250      12/01/13         1,460,450

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         COLORADO (CONTINUED)
$3,000   Cottonwood Wtr & Sanitation Dist CO
         Ser A Rfdg...........................   7.750%     12/01/20    $    3,080,580
 1,055   Denver, CO City & Cnty Indl Dev Rev
         Jewish Cmnty Cent Proj...............   7.375      03/01/09         1,116,644
 1,130   Denver, CO City & Cnty Indl Dev Rev
         Jewish Cmnty Cent Proj...............   7.500      03/01/14         1,189,212
   815   Denver, CO City & Cnty Indl Dev Rev
         Jewish Cmnty Cent Proj...............   7.875      03/01/19           864,764
 1,815   Denver, CO Urban Renewal Auth Tax
         Increment Rev South Bdwy/Montgomery
         Ward.................................   8.500      05/01/16         1,960,381
 2,000   Eagle Cnty, CO Air Term Corp Rev Arpt
         Term Proj............................   7.500      05/01/21         2,068,840
 1,900   Eagle Riverview Affordable Hsg Corp,
         CO Multi-Family Rev..................   6.300      07/01/29         1,802,568
 1,735   Eaglebend, CO Affordable Hsg Corp
         Multi-Family Rev Hsg Proj............   6.400      07/01/17         1,729,431
 1,500   Eaglebend, CO Affordable Hsg Corp
         Multi-Family Rev Hsg Proj............   6.450      07/01/21         1,494,705
 2,500   Hyland Hills, CO Metro Pk & Rec Dist
         Spl Rev Ser A (Prerefunded @
         12/15/02)............................   8.625      12/15/12         2,834,625
 3,990   Lafayette, CO Indl Dev Rev Rocky
         Medium Term Note Instr Proj Ser A....   7.000      10/01/18         3,697,693
   500   Lafayette, CO Indl Dev Rev Rocky
         Medium Term Note Instr Proj Ser B....   6.125      10/01/08           479,815
   905   Landmark Metro Dist, CO (Prerefunded
         @ 06/01/00)..........................   8.750      12/01/05           932,367
 4,220   Northern Metro Dist, CO Adams Cnty
         Rfdg (e).............................   6.500      12/01/16         4,258,571
   140   Skyland Metro Dist, CO Gunnison Cnty
         Rfdg (Var Rate Cpn)..................   8.250      12/01/08            99,826
   750   Snowmass Vlg, CO Multi-Family Hsg Rev
         Ser A Rfdg...........................   8.000      09/01/14           776,655
   660   Superior, CO Metro Dist No 2 Ser A
         Rfdg.................................   7.250      12/01/02           687,205
 2,000   Telluride, CO Hsg Auth Hsg Rev
         Shandoka Apts Proj Rfdg..............   7.875      06/01/17         2,067,960
                                                                        --------------
                                                                            51,678,344
                                                                        --------------

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         CONNECTICUT  1.6%
$  500   Connecticut St Dev Auth Mystic
         Marinelife Aquar Proj A..............   7.000%     12/01/27    $      507,495
 2,110   Connecticut St Dev Auth First Mtg
         Gross Rev Hlthcare Proj CT Baptist
         Homes Inc Proj.......................   8.750      09/01/12         2,369,213
 1,500   Connecticut St Dev Auth First Mtg
         Gross Rev Hlthcare Proj CT Baptist
         Homes Inc Proj.......................   9.000      09/01/22         1,693,650
 1,325   Connecticut St Dev Auth Hlthcare Rev
         Indpt Living Proj Ser B (Prerefunded
         @ 07/01/03)..........................   8.000      07/01/17         1,488,002
 3,360   Connecticut St Dev Auth Indl Dev Rev
         Watson Foods Co Inc Proj.............   5.900      06/01/28         3,086,933
 2,500   Connecticut St Hlth & Edl Fac Auth
         Rev Tolland Cnty Hlthcare Inc Ser
         A....................................   9.200      07/01/21         2,662,725
 2,000   Connecticut St Hlth & Edl Fac Auth
         Rev Tolland Cnty Hlthcare Inc Ser
         A....................................   6.875      07/01/27         1,952,780
   300   Connecticut St Hlth & Edl Facs Auth
         Rev..................................   6.875      07/01/17           301,542
 5,000   Greenwich, CT Hsg Auth Multi-Family
         Rev Hsg Greenwich Close Ser A (a)....   6.350      09/01/27         4,708,350
 1,690   Greenwich, CT Hsg Auth Multi-Family
         Rev Hsg Greenwich Close Ser B........   7.500      09/01/27         1,608,643
 1,400   Manchester, CT Redev Agy Multi-Family
         Mtg Rev Bennet Hsg Dev Rfdg..........   7.200      12/01/18         1,439,662
 2,070   New Haven, CT Indl Fac Rev Adj Govt
         Cent Thermal Energies................   7.250      07/01/09         2,088,858
                                                                        --------------
                                                                            23,907,853
                                                                        --------------
         DELAWARE  0.6%
 2,215   Delaware St Econ Dev Auth Indl Dev
         Rev First Mtg Dover Hlthcare Rfdg....   7.875      04/01/08         2,307,233
   940   Delaware St Econ Dev Auth Rev
         Osteopathic Hosp Assn of DE Ser A
         (Prerefunded @ 07/01/04).............   9.500      01/01/22         1,126,167
 2,055   Sussex Cnty, DE Assisted Living Fac
         Rev Heritage At Milford Proj.........   7.250      07/01/29         2,010,772
 3,500   Wilmington, DE Multi-Family Rent Rev
         Hsg Electra Arms Sr Assoc Proj.......   6.250      06/01/28         3,181,745
                                                                        --------------
                                                                             8,625,917
                                                                        --------------

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         DISTRICT OF COLUMBIA  0.3%
$1,545   District of Columbia Rev Methodist
         Home Issue...........................   6.000%     01/01/29    $    1,331,929
 3,500   District of Columbia Rev Natl Pub
         Radio Ser A..........................   7.700      01/01/23         3,681,650
                                                                        --------------
                                                                             5,013,579
                                                                        --------------
         FLORIDA  8.8%
   990   Arbor Greene Cmnty Dev Dist FL Spl
         Assmt Rev............................   6.300      05/01/19           939,550
   645   Atlantic Beach, FL Rev Fleet Landing
         Proj Ser A Rfdg & Impt...............   7.500      10/01/02           693,878
 2,085   Atlantic Beach, FL Rev Fleet Landing
         Proj Ser A Rfdg & Impt...............   7.875      10/01/08         2,419,163
 1,500   Bay Cnty, FL Hosp Sys Rev Bay Med
         Cent Proj Rfdg (Prerefunded @
         10/01/04)............................   8.000      10/01/12         1,699,425
   500   Bay Cnty, FL Hosp Sys Rev Bay Med
         Cent Proj Rfdg (Prerefunded @
         10/01/04)............................   8.000      10/01/19           579,640
 1,980   Bayside Impt Cmnty Dev Dist, FL Ser
         A....................................   6.300      05/01/18         1,871,793
   350   Bayside Impt Cmnty Dev Dist, FL Ser
         B....................................   6.375      05/01/18           331,849
   970   Bobcat Trail Cmnty, FL Dev Dist Cap
         Impt Rev.............................   6.750      05/01/04           964,646
 1,300   Bobcat Trail Cmnty, FL Dev Dist Cap
         Impt Rev.............................   7.500      05/01/19         1,319,383
 3,335   Boca Raton, FL Hsg Auth Mtg Hsg Rev
         First Lien Banyan Place Sr Living Ser
         A....................................   7.150      04/01/31         3,133,533
   910   Boca Raton, FL Hsg Auth Mtg Hsg Rev
         Second Lien Banyan Place Sr Living
         Ser B................................   8.700      10/01/32           870,597
 2,840   Championsgate Cmnty Dev Dist, FL Cap
         Impt Rev Ser A.......................   6.250      05/01/20         2,661,307
   150   Charlotte Cnty, FL Indl Dev Auth Rev
         Beverly Enterprises Rfdg.............  10.000      06/01/11           160,718
 1,260   Collier Cnty, FL Indl Dev Auth
         Retirement Rental Hsg Rev............  10.750      03/01/03         1,352,018
 4,285   Fishhawk Cmnty, FL Dev Dist Spl Assmt
         Rev..................................   7.625      05/01/18         4,424,005
 4,000   Florida Hsg Fin Corp Rev Hsg Beacon
         Hill Apts Ser C......................   6.610      07/01/38         3,762,240
 4,000   Florida Hsg Fin Corp Rev Hsg Cypress
         Trace Apts Ser G.....................   6.600      07/01/38         3,779,600
 4,000   Florida Hsg Fin Corp Rev Hsg
         Westbrook Apts Ser U1................   6.450      01/01/39         3,647,720

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         FLORIDA (CONTINUED)
$5,000   Florida Hsg Fin Corp Rev Hsg
         Westchase Apts Ser B (a).............   6.610%     07/01/38    $    4,724,750
   795   Fort Walton Beach, FL Indl Dev Rev
         First Mtg Fort Walton Beach Venture
         Proj.................................  10.500      12/01/16           813,706
 1,000   Heritage Harbor Cmnty Dev Dist FL Rev
         Recntl...............................   7.750      05/01/19           958,880
 1,000   Heritage Harbor Cmnty Dev Dist FL Rev
         Spl Assmt Ser A......................   6.700      05/01/19           970,910
   960   Hernando Cnty, FL Indl Dev Rev
         Beverly Enterprises Rfdg.............  10.000      09/01/11         1,035,293
 3,000   Hialeah Gardens, FL Indl Dev Rev
         Waterford Convalescent Ser A Rfdg....   8.250      12/01/14         3,172,920
 1,500   Homestead, FL Indl Dev Rev Brookwood
         Gardens Cent Proj Ser A Rfdg.........   8.250      12/01/14         1,586,460
 1,260   Lake Bernadette, FL Cmnty Dev Dist
         Spl Assmt Rev Ser A..................   8.000      05/01/17         1,300,874
 2,385   Lake Saint Charles, FL Cmnty Dev Dist
         Spl Assmt Rev........................   7.875      05/01/17         2,454,737
 2,350   Largo, FL Sun Coast Hlth Sys Rev
         Hosp.................................   6.300      03/01/20         2,142,307
   680   Lee Cnty, FL Indl Dev Auth Econ Rev
         Encore Nursing Cent Partn Rfdg.......   8.125      12/01/07           719,991
 5,000   Leon Cnty, FL Edl Facs Auth Rev
         Southgate Residence Hall Ser A
         Rfdg.................................   6.750      09/01/28         4,842,400
 4,055   Mount Dora, FL Hlth Fac Auth Hlth
         Rev..................................   7.125      08/15/21         4,060,231
 1,000   North Springs, FL Impt Dist Spl Assmt
         Rev..................................   7.000      05/01/19         1,016,740
 2,590   Northern Palm Beach Cnty, FL Impt
         Dist Wtr Ctl & Impt Unit Dev 16
         Rfdg.................................   7.500      08/01/24         2,590,596
 3,000   Northern Palm Beach Cnty, FL Impt
         Dist Wtr Ctl & Impt Unit Dev.........   7.200      08/01/16         3,150,300
 2,500   Northern Palm Beach Cnty, FL Impt
         Dist Wtr Ctl & Impt Unit Dev.........   7.300      08/01/27         2,638,275
 2,000   Orange Cnty, FL Hlth Fac Auth Rev
         Westminster Community Care...........   6.600      04/01/24         1,862,880
 1,000   Orange Cnty, FL Hlth Fac Auth Rev
         Westminster Community Care...........   6.500      04/01/12           972,260
   400   Orange Cnty, FL Hlth Fac Auth Rev
         First Mtg Orlando Lutheran Twr
         Rfdg.................................   8.125      07/01/06           419,096

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         FLORIDA (CONTINUED)
$2,035   Orange Cnty, FL Hlth Fac Auth Rev
         First Mtg Orlando Lutheran Twr
         Rfdg.................................   8.400%     07/01/14    $    2,221,325
 1,325   Orange Cnty, FL Hlth Fac Auth Rev
         First Mtg Orlando Lutheran Twr
         Rfdg.................................   8.625      07/01/20         1,464,059
 1,250   Orange Cnty, FL Hlth Fac Auth Rev
         First Mtg Orlando Lutheran Twr
         Rfdg.................................   8.750      07/01/26         1,374,862
 8,000   Orange Cnty, FL Hlth Facs Auth Rev
         Hosp Regl Hlthcare Sys Ser E.........   6.000      10/01/26         7,745,600
 2,360   Orange Cnty, FL Hsg Fin Auth Hsg
         Alhambra Trace Apts Proj Ser C.......   7.375      04/01/28         2,241,906
 2,440   Orange Cnty, FL Hsg Fin Auth
         Multi-Family Rev Mtg Hands Inc Proj
         Ser A................................   7.875      10/01/15         2,596,965
 2,285   Orange Cnty, FL Hsg Fin Auth
         Multi-Family Rev Mtg Hands Inc Proj
         Ser A................................   8.000      10/01/25         2,445,887
   395   Orange Cnty, FL Indl Dev Auth Rev
         Beverly Enterprises Proj Rfdg........   9.250      08/01/10           420,466
 2,995   Overoaks, FL Cmnty Dev Dist Cap Impt
         Rev..................................   8.250      05/01/17         3,170,387
 3,000   Pinellas Cnty, FL Edl Fac Auth Rev
         College Harbor Proj Ser A............   8.250      12/01/21         3,079,380
 1,000   Piney Z Cmnty Dev Dist FL Cap Impt
         Rev Ser A............................   7.250      05/01/19           990,170
 1,200   Piney Z Cmnty Dev Dist FL Cap Impt
         Rev Ser B............................   6.500      05/01/02         1,184,808
   750   Plantation, FL Hlth Fac Auth Rev
         Covenant Retirement Cmnty Inc
         (Prerefunded @ 12/01/02).............   7.750      12/01/22           828,307
   250   Santa Rosa Cnty, FL Indl Dev Auth Rev
         First Mtg Sandy Ridge Care Cent......  10.500      04/01/16           252,885
 1,500   Sarasota Cnty, FL Hlth Fac Auth Hlth
         Fac Sunnyside Pptys..................   6.700      07/01/25         1,368,765
 1,000   Sarasota Cnty, FL Hlth Fac Auth Rev
         Hlthcare Jewish Hsg Council..........   7.375      07/01/16           916,110
 1,000   Sarasota Cnty, FL Hlth Fac Auth Rev
         Hlthcare Manatee Jewish Rfdg.........   7.000      07/01/16           944,140
 1,000   St John's Cnty, FL Indl Dev Auth
         Hlthcare Rev Bayview Proj Ser A......   7.100      10/01/16         1,012,610
 2,000   St John's Cnty, FL Indl Dev Auth
         Hlthcare Rev Bayview Proj Ser A......   7.100      10/01/26         2,029,180

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         FLORIDA (CONTINUED)
$2,230   Tamarac, FL Indl Dev Rev Sun Belt
         Precision Prods Inc..................   6.500%     08/01/17    $    2,157,525
 1,645   Tampa Palms, FL Open Space & Tran
         Cmnty Dev Dist Rev Cap Impt Area 7
         Proj.................................   8.500      05/01/17         1,751,530
 2,150   Tampa Palms, FL Open Space & Transn
         Cmnty Dev Dist Rev Cap Impt Area 7
         Proj.................................   7.500      05/01/18         2,205,599
 3,000   Tampa, FL Hosp Rev Cap Impt H Lee
         Moffitt Ser A........................   5.750      07/01/29         2,774,040
 3,000   University Square Cmnty Dev Dist, FL
         Capital Impt Rev.....................   6.750      05/01/20         2,978,430
   710   Volusia Cnty, FL Indl Dev Auth
         Bishops Glen Proj Rfdg...............   7.125      11/01/06           776,406
 1,760   Volusia Cnty, FL Indl Dev Auth
         Bishops Glen Proj Rfdg...............   7.500      11/01/16         1,962,259
 2,000   Volusia Cnty, FL Indl Dev Auth
         Bishops Glen Proj Rfdg...............   7.625      11/01/26         2,325,180
 1,680   Westchase East Cmnty, FL Dev Dist Cap
         Impt Rev.............................   7.500      05/01/17         1,732,046
 1,960   Westchase East Cmnty, FL Dev Dist Cap
         Impt Rev.............................   7.300      05/01/18         2,009,902
                                                                        --------------
                                                                           133,005,400
                                                                        --------------
         GEORGIA  2.1%
 1,100   Americus Sumter Cnty, GA Hosp Auth
         Rev South GA Methodist Ser A Rfdg....   6.250      05/15/19         1,002,683
 1,000   Americus Sumter Cnty, GA Hosp Auth
         Rev South GA Methodist Ser A Rfdg....   6.375      05/15/29           904,690
 1,640   Athens Clarke Cnty, GA Residential
         Care Fac for the Elderly Auth Rev....   6.350      10/01/17         1,536,910
 1,720   Athens Clarke Cnty, GA Residential
         Care Fac for the Elderly Auth Rev....   6.375      10/01/27         1,565,492
 3,000   Atlanta, GA Urban Residential Fin
         Auth Multi-Family Mtg Rev Ser C......   2.400      04/01/26           450,000
 3,000   Atlanta, GA Urban Residential Fin
         Auth Multi-Family Hsg Renaissance on
         Peachtree Apts Proj Ser 85...........   8.500      12/01/10         3,269,520

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         GEORGIA (CONTINUED)
$3,300   Atlanta, GA Urban Residential Fin
         Auth Multi-Family Rev Proj Ser A.....   6.750%     07/01/30    $    3,132,723
   375   Coweta Cnty, GA Residential Care Fac
         For The Elderly Auth Rev First Lien
         Wesley Woods Ser A...................   7.625      10/01/06           395,404
 1,500   Coweta Cnty, GA Residential Care Fac
         For The Elderly Auth Rev First Lien
         Wesley Woods Ser A...................   8.200      10/01/16         1,629,930
 1,500   Coweta Cnty, GA Residential Care Fac
         For The Elderly Auth Rev First Lien
         Wesley Woods Ser A...................   8.250      10/01/26         1,633,965
   500   Forsyth Cnty, GA Hosp Auth Rev GA
         Baptist Hlthcare Sys Proj............   6.000      10/01/08           470,380
 1,500   Forsyth Cnty, GA Hosp Auth Rev GA
         Baptist Hlthcare Sys Proj............   6.250      10/01/18         1,349,145
 1,500   Forsyth Cnty, GA Hosp Auth Rev GA
         Baptist Hlthcare Sys Proj............   6.375      10/01/28         1,328,085
 3,000   Fulton Cnty, GA Dev Auth Spec Fac Rev
         Delta Airls Inc Proj.................   5.450      05/01/23         2,573,880
 1,520   Fulton Cnty, GA Hsg Auth Multi-Family
         Hsg Rev..............................   6.375      02/01/08         1,477,516
 4,000   Fulton Cnty, GA Hsg Auth Multi-Family
         Hsg Rev..............................   6.500      02/01/28         3,797,200
 1,175   Fulton Cnty, GA Residential Care Fac
         Elderly Auth Rev.....................   6.900      07/01/19         1,093,467
 1,810   Fulton Cnty, GA Residential Care Sr
         Lien RHA Asstd Living Ser A..........   7.000      07/01/29         1,665,815
   300   Richmond Cnty, GA Dev Auth Nursing
         Home Rev Beverly Enterprises GA Proj
         Rfdg.................................   8.750      06/01/11           320,763
 2,500   Rockdale Cnty, GA Dev Auth Solid
         Waste Disp Visy Paper Inc Proj.......   7.500      01/01/26         2,590,850
                                                                        --------------
                                                                            32,188,418
                                                                        --------------
         HAWAII  0.2%
   805   Hawaii Cnty, HI Impt Dist No 17 Spl
         Assmt Kaloko Subdivision.............   9.500      08/01/11           844,332
 3,205   Hawaii St Dept Trans Spl Fac
         Continental Airls Inc................   5.625      11/15/27         2,740,371
                                                                        --------------
                                                                             3,584,703
                                                                        --------------

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         ILLINOIS  7.6%
$1,475   Bedford Park, IL Tax Increment Rev
         71st & Cicero Proj Rfdg..............   7.375%     01/01/12    $    1,531,507
 1,445   Bedford Park, IL Tax Increment Rev
         Mark IV Proj (Prerefunded @
         03/01/02)............................   9.750      03/01/12         1,618,097
   930   Bedford Park, IL Tax Increment Rev Sr
         Lien Bedford City Sq Proj............   9.250      02/01/12         1,012,937
 2,720   Broadview, IL Tax Increment Rev Sr
         Lien.................................   8.250      07/01/13         3,117,582
   250   Carol Stream, IL First Mtg Rev
         Windsor Park Manor Proj..............   7.000      12/01/13           251,338
 2,000   Carol Stream, IL First Mtg Rev
         Windsor Park Manor Proj..............   7.200      12/01/14         2,032,020
 1,000   Chicago, IL O'Hare Intl Arpt Spl Fac
         Rev American Airls Inc Proj Ser A....   8.200      12/01/24         1,128,140
   540   Chicago, IL O'Hare Intl Arpt Spl Fac
         Rev American Airls Inc Proj Ser A....   7.875      11/01/25           561,557
 3,500   Chicago, IL O'Hare Intl Arpt Spl Fac
         Rev United Airls Inc.................   8.500      05/01/18         3,612,630
 1,500   Chicago, IL Tax Increment............   7.250      01/01/14         1,546,905
 3,000   Clay Cnty, IL Hosp Rev...............   5.900      12/01/28         2,553,510
 3,000   Crestwood, IL Tax Increment Rev
         Rfdg.................................   7.250      12/01/08         3,115,080
 2,000   Godfrey, IL Rev United Methodist Vlg
         Ser A................................   5.875      11/15/29         1,686,760
   500   Hodgkins, IL Tax Increment Ser A
         Rfdg.................................   9.500      12/01/09           552,595
 4,000   Hodgkins, IL Tax Increment Ser A
         Rfdg.................................   7.625      12/01/13         4,254,040
 3,000   Hoopeston, IL Hosp Cap Impt Rev
         Hoopeston Cmnty Mem Hosp Rfdg........   6.550      11/15/29         2,761,560
 3,500   Huntley, IL Increment Alloc Rev
         Huntley Redev Proj Ser A.............   8.500      12/01/15         3,893,435
 3,000   Huntley, IL Spl Svc Area No 10 Ser
         A....................................   6.500      03/01/29         2,829,870
 2,450   Huntley, IL Spl Svc Area No 6........   6.750      02/01/25         2,359,473
 1,000   Huntley, IL Spl Svc Area No 7........   6.300      03/01/28           917,040
   500   Illinois Dev Fin Auth Econ Dev Rev
         Latin School of Chicago Proj.........   5.650      08/01/28           450,260
 2,470   Illinois Dev Fin Auth Hlth Fac Rev
         Cmnty Living Options.................   7.125      03/01/10         2,547,311

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         ILLINOIS (CONTINUED)
$  625   Illinois Dev Fin Auth Rev Cmnty Fac
         Clinic Altgeld Proj..................   8.000%     11/15/06    $      657,431
 1,750   Illinois Dev Fin Auth Rev Cmnty Fac
         Clinic Altgeld Proj..................   8.000      11/15/16         1,834,630
 2,000   Illinois Dev Fin Auth Rev Debt
         Restructure-East Saint Louis.........   7.375      11/15/11         2,184,020
 4,000   Illinois Edl Fac Auth Rev Peace Mem
         Ministries Proj......................   7.500      08/15/26         4,130,800
 1,500   Illinois Edl Facs Auth Rev Lifelink
         Corp Oblig Group Rfdg................   5.850      02/15/20         1,298,775
 4,295   Illinois Edl Facs Auth Rev Lifelink
         Corp Oblig Group Rfdg................   5.700      02/15/24         3,599,682
 2,000   Illinois Hlth Fac Auth Rev Central
         Baptist Home Proj....................   7.125      11/15/29         1,950,440
 1,475   Illinois Hlth Fac Auth Rev Covenant
         Retirement Cmntys Ser A..............   7.600      12/01/12         1,581,554
   240   Illinois Hlth Fac Auth Rev Fairview
         Oblig Group Ser A....................   7.125      08/15/17           244,714
 3,000   Illinois Hlth Fac Auth Rev Fairview
         Oblig Group Ser A Rfdg...............   7.400      08/15/23         3,102,450
 2,250   Illinois Hlth Fac Auth Rev Fairview
         Residence Rockford A.................   6.500      08/15/29         2,066,648
 2,000   Illinois Hlth Fac Auth Rev OSF
         Healthcare Sys.......................   6.250      11/15/29         1,951,040
 3,250   Illinois Hlth Fac Auth Rev Covenant
         Retirement Cmntys Ser A..............   7.500      01/01/11         3,162,282
   445   Illinois Hlth Fac Auth Rev Hinsdale
         Ser C................................   9.500      11/15/19           477,004
 1,700   Illinois Hlth Fac Auth Rev Lifelink
         Corp Oblig Group Ser B (Prerefunded @
         02/15/05)............................   8.000      02/15/25         1,949,152
 4,000   Illinois Hlth Fac Auth Rev Lutheran
         Home & Svcs Proj Ser A...............   7.500      08/15/26         4,107,160
 1,000   Illinois Hlth Facs Auth Rev Bohemian
         Tabor Hills Ser B Rfdg...............   5.900      11/15/24           859,540
 8,944   Illinois St Real Estate Lease Ctfs
         (a) (c)..............................   7.116      06/15/18        10,075,863
 1,135   Jackson Park Hosp Fndtn Chicago, IL
         Jackson Park Hosp....................   9.000      03/01/05         1,073,903

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         ILLINOIS (CONTINUED)
$  995   Loves Park, IL First Mtg Rev Hoosier
         Care Proj Ser A......................   7.125%     06/01/34    $      929,678
 1,810   Mill Creek Wtr Reclamation Dist IL
         Sew Rev..............................   8.000      03/01/10         1,958,746
 1,080   Mill Creek Wtr Reclamation Dist IL
         Wtrwks Rev...........................   8.000      03/01/10         1,168,754
 2,480   Palatine, IL Tax Increment Rev
         Rand/Dundee Cent Proj (Prerefunded @
         01/01/07)............................   7.750      01/01/17         2,833,648
   765   Peoria, IL Spl Tax Weaverridge Spl
         Svc Area.............................   7.625      02/01/08           797,444
 2,050   Peoria, IL Spl Tax Weaverridge Spl
         Svc Area.............................   8.050      02/01/17         2,167,424
 4,100   Robbins, IL Res Recov Rev............   8.375      10/15/16         2,182,840
 1,265   Round Lake Beach, IL Tax Increment
         Rev Rfdg.............................   7.200      12/01/04         1,331,438
 2,500   Round Lake Beach, IL Tax Increment
         Rev Rfdg.............................   7.500      12/01/13         2,660,125
 2,750   Saint Charles, IL Indl Dev Rev
         Tri-City Cent Proj...................   7.500      11/01/13         2,796,228
 3,915   Saint Charles, IL Multi-Family Hsg
         Rev Bonds Wessel Court Proj..........   7.600      04/01/24         3,961,745
 2,000   Saint Charles, IL Spl Svc Area No
         21...................................   6.625      03/01/28         1,843,620
                                                                        --------------
                                                                           115,272,425
                                                                        --------------
         INDIANA  2.6%
   450   Carmel, IN Retirement Rental Hsg Rev
         Beverly Enterprises Inc Proj Rfdg....   8.750      12/01/08           483,984
 1,100   Crawfordsville, IN Redev Comm Dist
         Tax Increment Rev....................   7.350      02/01/17         1,079,375
 1,430   Delaware Cnty, IN Redev Dist Tax
         Increment Rev........................   6.875      02/01/18         1,375,975
 2,500   East Chicago, IN Solid Waste Disposal
         Rev USG Corp Proj....................   6.375      08/01/29         2,412,725
 2,626   Indiana Dev Fin Auth Indl Dev Rev
         Unr-Rohn Inc Proj (e)................   7.500      03/01/11         2,741,203
   500   Indiana Hlth Fac Auth Cmnty
         Hartsfield Vlg Proj Ser A............   6.250      08/15/14           469,935
 2,000   Indiana Hlth Fac Auth Cmnty
         Hartsfield Vlg Proj Ser A............   6.375      08/15/27         1,818,560
 1,500   Indiana Hlth Fac Auth Saint Anthony
         Home.................................   7.000      05/15/17         1,501,980
 1,000   Indiana Hlth Fac Auth Saint Anthony
         Home.................................   7.250      05/15/24         1,010,410
 2,495   Indiana Hlth Fac Fin Auth Rev Hoosier
         Care Proj Ser A......................   7.125      06/01/34         2,331,203

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         INDIANA (CONTINUED)
$2,950   Indiana Hlth Fac Fin Auth Rev Metro
         Hlth/IN Inc Proj.....................   6.300%     12/01/23    $    2,607,593
 3,000   Indiana Hlth Fac Fin Auth Rev Metro
         Hlth/IN Inc Proj.....................   6.400      12/01/33         2,617,260
 8,270   Indianapolis, IN Arpt Auth Rev Spl
         Fac United Airls Proj Ser A..........   6.500      11/15/31         8,079,459
 2,000   South Bend, IN Econ Dev Rev Ser A....   6.250      11/15/29         1,777,520
   175   Saint Joseph Cnty, IN Redev Dist Tax
         Increment Rev........................  *           12/30/10            72,391
   135   Saint Joseph Cnty, IN Redev Dist Tax
         Increment Rev........................  *           12/30/11            51,569
   130   Saint Joseph Cnty, IN Redev Dist Tax
         Increment Rev........................  *           12/30/12            45,800
   130   Saint Joseph Cnty, IN Redev Dist Tax
         Increment Rev........................  *           12/30/13            42,290
   125   Saint Joseph Cnty, IN Redev Dist Tax
         Increment Rev........................  *           12/30/14            37,546
   125   Saint Joseph Cnty, IN Redev Dist Tax
         Increment Rev........................  *           12/30/15            34,669
   125   Saint Joseph Cnty, IN Redev Dist Tax
         Increment Rev........................  *           12/30/16            32,011
   435   Valparaiso, IN Econ Dev Rev First Mtg
         Whispering Pines Cent................   7.300      01/01/02           427,892
   980   Valparaiso, IN Econ Dev Rev First Mtg
         Whispering Pines Cent................   7.500      01/01/07           935,351
 1,405   Valparaiso, IN Econ Dev Rev First Mtg
         Whispering Pines Cent................   7.750      01/01/12         1,314,757
 2,045   Valparaiso, IN Econ Dev Rev First Mtg
         Whispering Pines Cent................   8.000      01/01/17         1,890,705
   400   Wells Cnty, IN Hosp Auth Rev Caylor
         Nickel Med Cent Inc Rfdg.............   8.500      04/15/03           424,704
 3,600   Wells Cnty, IN Hosp Auth Rev Caylor
         Nickel Med Cent Inc Rfdg.............   8.750      04/15/12         3,931,992
                                                                        --------------
                                                                            39,548,859
                                                                        --------------

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         IOWA  0.8%
$2,000   Bremer Cnty, IA Hlthcare &
         Residential Fac Rev..................   7.250%     11/15/29    $    1,962,780
 1,500   Cedar Rapids, IA Rev First Mtg
         Cottage Grove........................   5.875      07/01/28         1,269,900
 3,000   Iowa Fin Auth Cmnty Provider Rev Boys
         & Girls Home Family Proj.............   6.250      12/01/28         2,601,570
 2,770   Iowa Fin Auth Multi-Family Rev Hsg
         Park West Proj Rfdg..................   8.000      10/01/23         2,801,246
 2,265   Iowa Fin Auth Retirement Fac
         Presbyterian Homes Mill Pond.........   6.000      10/01/33         1,917,979
 1,000   Palo Alto Cnty, IA Hosp Rev Palo Alto
         Cnty Hosp Proj.......................   6.000      08/01/28           864,830
                                                                        --------------
                                                                            11,418,305
                                                                        --------------
         KANSAS  0.6%
 1,000   Lawrence, KS Coml Dev Rev Holiday Inn
         Sr Ser A.............................   8.000      07/01/16         1,050,400
 2,000   Lenexa, KS Hlthcare Fac Rev Lakeview
         Vlg Ser B............................   6.250      05/15/26         1,854,220
 3,000   Manhattan, KS Coml Dev Rev Holiday
         Inn Sr Ser A Rfdg....................   8.000      07/01/16         3,151,200
 3,125   Shawnee Cnty, KS Rev United Methodist
         Homes Inc Ser A Rfdg.................   6.125      11/15/19         2,833,188
 1,000   Wichita, KS Hlthcare Facs Rev
         Larksfield Place Ser I...............   5.875      05/15/27           849,650
                                                                        --------------
                                                                             9,738,658
                                                                        --------------
         KENTUCKY  0.3%
 1,195   Kenton Cnty, KY Arpt Brd Arpt Rev Spl
         Fac Delta Airls Proj Ser A...........   8.100      12/01/15         1,218,996
 1,000   Kenton Cnty, KY Aprt Brd Spl Mesaba
         Aviation Inc Proj Ser A..............   6.625      07/01/19           974,590
 2,000   Kenton Cnty, KY Arpt Brd Spl Fac Rev
         Mesaba Aviation Inc Proj Ser A.......   6.700      07/01/29         1,934,500
                                                                        --------------
                                                                             4,128,086
                                                                        --------------
         LOUISIANA  1.8%
 4,700   Hodge, LA Util Rev (a)...............   9.000      03/01/10         4,821,260
 1,135   Iberia Parish, LA Hosp Svc Dist No 1
         Hosp Rev.............................   7.500      05/26/06         1,107,522
 2,000   Iberia Parish, LA Hosp Svc Dist No 1
         Hosp Rev.............................   8.000      05/26/16         2,001,800

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         LOUISIANA (CONTINUED)
$4,000   Lake Charles, LA Harbor & Terminal
         Dist Port Fac Rev Trunkline Lng Co
         Rfdg.................................   7.750%     08/15/22    $    4,370,280
   200   Louisiana Hsg Fin Agy Rev
         Multi-Family Hsg Plantation Ser A....   7.200      01/01/03           199,762
 4,675   Louisiana Hsg Fin Agy Rev
         Multi-Family Hsg Plantation Ser A....   7.125      01/01/28         4,413,200
   570   Louisiana Pub Fac Auth Rev Indl Dev
         Beverly Enterprises Inc Rfdg.........   8.250      09/01/08           604,308
 1,000   Louisiana Pub Facs Auth Rev
         Progressive Hlthcare.................   6.375      10/01/20           898,170
 1,000   Louisiana Pub Facs Auth Rev
         Progressive Hlthcare.................   6.375      10/01/28           871,500
 1,400   Port New Orleans, LA Indl Dev Rev
         Avondale Inds Inc Proj Rfdg..........   8.250      06/01/04         1,474,298
 2,500   Saint James Parish, LA Solid Waste
         Disp Rev Kaiser Alum Proj............   7.750      08/01/22         2,620,700
 3,000   Saint Tammany, LA Pub Trust Fin Auth
         Rev Christwood Proj Rfdg.............   5.700      11/15/28         2,483,610
   500   West Feliciana Parish, LA Pollutn Ctl
         Rev Gulf States Util Co Proj Ser A...   7.500      05/01/15           527,995
 1,000   West Feliciana Parish, LA Pollutn Ctl
         Rev Gulf States Util Co Proj Ser B...   9.000      05/01/15         1,043,550
                                                                        --------------
                                                                            27,437,955
                                                                        --------------
         MAINE  0.3%
 3,200   Maine Fin Auth Solid Waste Disposal
         Rev Boise Cascade Corp Proj..........   7.900      06/01/15         3,293,568
 1,500   Maine Vets Homes ME Rev..............   7.750      10/01/20         1,593,195
                                                                        --------------
                                                                             4,886,763
                                                                        --------------
         MARYLAND  1.5%
 1,250   Anne Arundel Cnty, MD Spl Tax Dist
         Arundel Mills Proj (b)...............   7.100      07/01/29         1,249,125
 2,000   Anne Arundel Cnty, MD Spl Tax Dist
         Farmington Vlg Proj Ser A............   6.250      06/01/25         1,830,500
 2,500   Baltimore Cnty, MD Mtg Rev Shelter
         Elder Care Ser A.....................   7.250      11/01/29         2,360,575

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         MARYLAND (CONTINUED)
$1,750   Baltimore Cnty, MD Nursing Fac
         Eastpoint Rehab & Nursing Cent Ser
         A....................................   6.750%     04/01/28    $    1,563,800
 2,000   Baltimore Cnty, MD Pollutn Ctl Rev
         Bethlehem Steel Corp Proj Ser A
         Rfdg.................................   7.550      06/01/17         2,075,120
 2,500   Baltimore Cnty, MD Pollutn Ctl Rev
         Bethlehem Steel Corp Proj Ser B
         Rfdg.................................   7.500      06/01/15         2,585,450
 1,500   Frederick Cnty, MD Spl Olbig Urbana
         Cmnty Dev Auth.......................   6.625      07/01/25         1,434,195
 2,000   Maryland St Econ Dev Corp Afco Cargo
         BWI LLC Proj.........................   6.500      07/01/24         1,939,080
 1,175   Montgomery Cnty, MD Econ Dev
         Editorial Projs In Edl Ser A (e).....   6.250      09/01/08         1,110,410
 3,730   Montgomery Cnty, MD Econ Dev
         Editorial Projs In Edl Ser A (e).....   6.400      09/01/28         3,368,414
   850   Prince Georges Cnty, MD Hosp Rev
         (f)..................................   6.375      01/01/23           348,500
 3,000   Prince Georges Cnty, MD Spl Oblig Spl
         Assmt Woodview Ser A.................   8.000      07/01/26         3,271,680
                                                                        --------------
                                                                            23,136,849
                                                                        --------------
         MASSACHUSETTS  7.6%
 5,530   Massachusetts St Dev Fin Agy New
         England Cntr For Children............   6.000      11/01/19         4,877,226
 1,090   Massachusetts St Dev Fin Agy Rev
         Boston Architectural Cent............   6.100      09/01/18         1,000,500
 1,445   Massachusetts St Dev Fin Agy Rev
         Boston Architectural Cent............   6.250      09/01/28         1,307,291
 1,425   Massachusetts St Dev Fin Agy Rev
         Greater Lynn Mental Hlth Ser B.......   6.375      06/01/18         1,301,082
 5,000   Massachusetts St Dev Fin Agy Rev
         Hlthcare Fac Alliance Ser A..........   7.100      07/01/32         4,824,750
 2,410   Massachusetts St Dev Fin Agy Rev
         Lexington Montessori Sch Issue.......   6.625      08/01/29         2,326,469
 3,000   Massachusetts St Hlth & Edl
         Christopher House Ser A Rfdg.........   6.875      01/01/29         2,841,600
 1,440   Massachusetts St Hlth & Edl Fac Auth
         Rev Indpt Living Ser A...............   8.100      07/01/18         1,620,173

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         MASSACHUSETTS (CONTINUED)
$2,000   Massachusetts St Indl Fin Agy
         Assisted Living Fac Rev..............   8.000%     09/01/27    $    2,115,700
 2,000   Massachusetts St Indl Fin Agy
         Assisted Living Fac Rev..............   7.500      12/01/27         2,042,780
 1,000   Massachusetts St Indl Fin Agy First
         Mtg Pilgrim Inc Proj.................   6.500      10/01/15           913,690
 2,000   Massachusetts St Indl Fin Agy
         Trustees Deerfield Academy...........   6.750      10/01/28         1,790,380
 4,000   Massachusetts St Indl Fin Agy
         Hlthcare Fac Rev Metro Hlth Fndtn Inc
         Proj Ser A...........................   6.750      12/01/27         3,833,080
   675   Massachusetts St Indl Fin Agy Indl
         Rev Beverly Enterprises
         Inc/Gloucester & Lexington Proj
         Rfdg.................................   8.000      05/01/02           682,081
   800   Massachusetts St Indl Fin Agy Indl
         Rev Beverly Enterprises
         Inc/Gloucester & Lexington Proj
         Rfdg.................................   8.375      05/01/09           847,248
 6,000   Massachusetts St Indl Fin Agy Rev Gtr
         Lynn Mental Hlth (a).................   6.375      06/01/18         5,458,380
   500   Massachusetts St Indl Fin Agy Rev
         Dimmock Cmnty Hlth Cent..............   8.000      12/01/06           531,280
 1,000   Massachusetts St Indl Fin Agy Rev
         Dimmock Cmnty Hlth Cent..............   8.375      12/01/13         1,108,540
 3,000   Massachusetts St Indl Fin Agy Rev
         Dimmock Cmnty Hlth Cent..............   8.500      12/01/20         3,339,150
 2,555   Massachusetts St Indl Fin Agy Rev
         East Boston Neighborhood Proj........   7.500      07/01/16         2,425,027
 2,560   Massachusetts St Indl Fin Agy Rev
         East Boston Neighborhood Proj........   7.625      07/01/26         2,429,440
   710   Massachusetts St Indl Fin Agy Rev
         Evergreen Cent Inc...................   8.000      11/01/06           754,737
 3,900   Massachusetts St Indl Fin Agy Rev
         Evergreen Cent Inc (e)...............   9.250      11/01/11         4,129,866
 1,230   Massachusetts St Indl Fin Agy Rev
         Evergreen Cent Inc...................   8.375      11/01/13         1,385,312
 2,165   Massachusetts St Indl Fin Agy Rev
         Evergreen Cent Inc...................   8.500      11/01/20         2,460,436
 1,005   Massachusetts St Indl Fin Agy Rev
         First Mtg Evanswood Bethzatha Ser A
         Rfdg.................................   7.400      01/15/09           983,754

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         MASSACHUSETTS (CONTINUED)
$2,000   Massachusetts St Indl Fin Agy Rev
         First Mtg Evanswood Bethzatha Ser A
         Rfdg.................................   7.625%     01/15/14    $    1,957,560
 2,000   Massachusetts St Indl Fin Agy Rev
         First Mtg Evanswood Bethzatha Ser A
         Rfdg.................................   7.875      01/15/20         1,970,000
 1,410   Massachusetts St Indl Fin Agy Rev
         First Mtg Loomis House & Vlg Proj....   7.400      07/01/12         1,597,065
 1,530   Massachusetts St Indl Fin Agy Rev
         First Mtg Loomis House & Vlg Proj....   7.500      07/01/17         1,740,375
   690   Massachusetts St Indl Fin Agy Rev
         First Mtg Loomis House & Vlg Proj
         (Prerefunded @ 07/01/05).............   7.250      07/01/07           777,278
 1,000   Massachusetts St Indl Fin Agy Rev
         First Mtg Reeds Landing Proj.........   7.750      10/01/00         1,000,620
 8,300   Massachusetts St Indl Fin Agy Rev
         First Mtg Reeds Landing Proj (a).....   8.625      10/01/23         8,948,479
 1,700   Massachusetts St Indl Fin Agy Rev
         First Mtg Stone Institute & Newton...   7.700      01/01/14         1,772,658
 1,760   Massachusetts St Indl Fin Agy Rev
         Glenmeadow Retirement Cmnty Ser C
         (Prerefunded @ 02/15/06).............   8.250      02/15/08         2,084,650
 1,000   Massachusetts St Indl Fin Agy Rev
         Glenmeadow Retirement Cmnty Ser C
         (Prerefunded @ 02/15/06).............   8.625      02/15/26         1,200,200
 2,795   Massachusetts St Indl Fin Agy Rev Gtr
         Lynn Mental Hlth.....................   6.200      06/01/08         2,656,256
 3,615   Massachusetts St Indl Fin Agy Rev Gtr
         Lynn Mental Hlth (Prerefunded @
         06/01/04)............................   8.800      06/01/14         4,469,369
 3,945   Massachusetts St Indl Fin Agy Rev
         Hillcrest Edl Cent Inc Proj..........   6.375      07/01/29         3,732,246
 2,850   Massachusetts St Indl Fin Agy Rev
         Hillcrest Edl Cent Inc Proj
         (Prerefunded @ 07/01/05).............   8.450      07/01/18         3,209,328
   740   Massachusetts St Indl Fin Agy Rev
         Hillcrest Edl Cent Inc Proj
         (Prerefunded @ 07/01/05).............   8.000      07/01/05           807,118
   115   Massachusetts St Indl Fin Agy Rev
         Hillcrest Edl Cent Inc Proj
         (Prerefunded @ 07/07/00).............   7.500      07/01/00           115,930
 1,085   Massachusetts St Indl Fin Agy Rev
         HMES Issue...........................   7.000      09/01/12         1,056,096

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         MASSACHUSETTS (CONTINUED)
$3,380   Massachusetts St Indl Fin Agy Rev JRC
         Assisted Living......................   7.500%     07/01/26    $    3,298,069
 2,600   Massachusetts St Indl Fin Agy Rev
         Montserrat College Art Issue Ser A...   7.000      12/01/27         2,441,816
 1,910   Massachusetts St Indl Fin Agy Rev NE
         Cent for Autism (Prerefunded @
         11/01/00) (e)........................   9.000      11/01/05         2,028,897
 4,910   Massachusetts St Indl Fin Agy Rev NE
         Cent for Autism (Prerefunded @
         11/01/00) (e)........................   9.500      11/01/15         5,237,301
 2,000   Massachusetts St Indl Fin Agy Rev
         Orchard Cove Issue (Prerefunded @
         05/01/02)............................   9.000      05/01/22         2,249,740
 2,000   Massachusetts St Indl Fin Agy Rev Sr
         Living Fac Forge Hill Proj...........   6.750      04/01/30         1,729,220
 1,820   Massachusetts St Indl Fin Agy Rev
         Waarc Inc Proj (Prerefunded @
         09/01/05)............................   7.750      09/01/25         2,104,157
                                                                        --------------
                                                                           115,514,400
                                                                        --------------
         MICHIGAN  1.5%
 1,000   Detroit, MI Loc Dev Fin Auth Tax
         Increment Sr Ser B (d)...............   6.700      05/01/21           974,340
 3,500   Detroit, MI Loc Dev Fin Auth Ser C...   6.850      05/01/21         3,433,920
 1,060   Dickinson Cnty, MI Mem Hosp Sys Hosp
         Rev..................................   7.625      11/01/05         1,150,026
 1,000   Dickinson Cnty, MI Mem Hosp Sys Hosp
         Rev..................................   8.000      11/01/14         1,148,110
 2,390   Meridian, MI Econ Dev Corp First Mtg
         Burcham Hills Ser A Rfdg.............   7.500      07/01/13         2,446,619
 3,430   Meridian, MI Econ Dev Corp First Mtg
         Burcham Hills Ser A Rfdg.............   7.750      07/01/19         3,554,474
   500   Michigan St Hosp Fin Auth Rev Hosp
         Genesys Hlth Sys Ser A Rfdg
         (Prerefunded @ 10/01/05).............   7.500      10/01/07           576,510
 1,500   Michigan St Hosp Fin Auth Rev Hosp
         Genesys Hlth Sys Ser A Rfdg
         (Prerefunded @ 10/01/05).............   8.100      10/01/13         1,773,810
 2,700   Michigan St Hosp Fin Auth Rev Hosp
         Henry Ford Hlth Ser A Rfdg...........   5.250      11/15/25         2,307,798

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         MICHIGAN (CONTINUED)
$1,026   Michigan St Strategic Fd Ltd Oblig
         Rev Great Lakes Pulp & Fiber Proj
         (d)..................................   8.000%     12/01/27    $      718,012
 4,000   Michigan St Strategic Fd Solid Waste
         Disp Rev Genesee Pwr Station Proj....   7.500      01/01/21         4,174,480
                                                                        --------------
                                                                            22,258,099
                                                                        --------------
         MINNESOTA  2.5%
 1,750   Albertville, MN Multi-Family Rev Hsg
         Cottages Albertville Proj A..........   6.750      09/01/29         1,716,768
 1,020   Austin, MN Multi-Family Rev Hsg
         Cedars of Austin Proj Rfdg...........   7.500      04/01/17         1,037,269
 2,000   Austin, MN Multi-Family Rev Hsg
         Cedars of Austin Proj Rfdg...........   7.500      04/01/18         2,033,860
 1,955   Brooklyn Cent MN Multi-Family Hsg Rev
         Four Courts Apts Proj Ser A Rfdg.....   7.400      12/01/15         1,971,735
 1,220   Brooklyn Cent MN Multi-Family Hsg Rev
         Four Courts Apts Proj Ser A Rfdg.....   7.500      06/01/25         1,230,407
 1,460   Cambridge, MN Hsg & Hlthcare Fac Rev
         Grandview West Pf Ser A..............   6.000      10/01/28         1,259,133
 1,495   Cambridge, MN Hsg & Hlthcare Fac Rev
         Grandview West Proj Ser B............   6.000      10/01/33         1,278,360
   750   Chisago City, MN Hlth Fac Rev Part
         Pleasant Heights Proj Ser A Rfdg.....   7.300      07/01/25           770,760
 3,000   Columbia Heights, MN Multi-Family
         Crest View Corp Proj.................   6.000      03/01/33         2,570,430
 2,700   Dakota Cnty, MN Hsg & Redev..........   6.250      05/01/29         2,505,519
 1,200   Maplewood, MN Hlthcare Fac Rev VOA
         Care Cent Proj.......................   7.450      10/01/16         1,239,612
 1,950   Minneapolis, MN Hlthcare Fac Rev
         Ebenezer Society Proj Ser A..........   7.200      07/01/23         1,953,802
 1,000   Minneapolis, MN Hlthcare Fac Rev
         Saint Olaf Residence Inc Proj........   7.100      10/01/23         1,001,990
   350   Minneapolis, MN Multi-Family Rev Hsg
         Belmont Apts Proj....................   7.250      11/01/16           350,879
 1,320   Minneapolis, MN Multi-Family Rev Hsg
         Belmont Apts Proj (a)................   7.625      11/01/27         1,325,372

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         MINNESOTA (CONTINUED)
$3,040   New Brighton, MN Rental Hsg Rev
         Polynesian Vlg Apts Proj Ser A
         Rfdg.................................   7.500%     10/01/17    $    3,094,294
   760   New Hope, MN Multi-Family Rev Hsg
         Broadway Lanel Proj..................   7.750      09/01/07           770,024
 2,320   New Hope, MN Multi-Family Rev Hsg
         Broadway Lanel Proj..................   8.000      09/01/18         2,342,875
   785   North Saint Paul, MN Multi-Family Rev
         Hsg Cottages North St Paul Rfdg......   9.000      02/01/09           818,237
 2,220   North Saint Paul, MN Multi-Family Rev
         Hsg Cottages North St Paul Rfdg......   9.250      02/01/22         2,312,197
 2,255   Northfield, MN Hlthcare Facs Rev
         Three Links Care Cent Proj...........   5.875      04/01/29         1,911,067
 1,000   Saint Paul, MN Port Auth Hotel Fac
         Rev Radisson Kellogg Proj Ser 2......   7.375      08/01/29           992,470
   500   Shoreview, MN Sr Hsg Rev Shoreview Sr
         Residence Proj.......................   7.250      02/01/26           486,800
 2,000   Spring Lake Park, MN Multi-Family Hsg
         Cottages Spring Lake Rfdg (LOC: Zapp
         Natl Bank St Cloud)..................   8.375      01/01/22         2,003,420
 1,000   Winona, MN Hsg Rev Saint Anne Hospice
         Inc..................................   6.750      07/01/27           955,490
                                                                        --------------
                                                                            37,932,770
                                                                        --------------
         MISSISSIPPI  0.5%
   950   Lowndes Cnty, MS Hosp Rev Golden
         Triangle Med Cent Rfdg...............   8.500      02/01/10           973,104
 1,615   Mississippi Business Fin Corp MS
         Pollutn Ctl Rev Sys Energy Res Inc
         Proj.................................   5.875      04/01/22         1,432,650
 2,200   Mississippi Dev Bank Spl Oblig
         Diamond Lakes Utils Ser A Rfdg.......   6.250      12/01/17         2,145,550
 2,780   Ridgeland, MS Urban Renewal Rev The
         Orchard Ltd Proj Ser A Rfdg..........   7.750      12/01/15         2,880,664
                                                                        --------------
                                                                             7,431,968
                                                                        --------------
         MISSOURI  1.8%
 2,755   Ellisville, MO Indl Dev Auth Rev Rfdg
         & Impt Gambrill Gardens Proj.........   6.200      06/01/29         2,435,007
 1,000   Ferguson, MO Tax Increment Rev
         Crossings at Halls Ferry Proj........   7.250      04/01/07           985,110

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         MISSOURI (CONTINUED)
$2,000   Ferguson, MO Tax Increment Rev
         Crossings at Halls Ferry Proj........   7.625%     04/01/17    $    1,952,820
 1,000   Ferguson, MO Tax Increment Rev
         Crossings at Halls Ferry Proj........   7.625      04/01/18           975,790
 3,610   Good Shepard Nursing Home Dist MO
         Nursing Home Fac Rev Rfdg............   5.900      08/15/23         3,117,957
 2,705   Jefferson Cnty, MO Indl Dev Auth Indl
         Rev Cedars Hlthcare Cent Proj Ser A
         Rfdg.................................   8.250      12/01/15         2,862,891
 3,000   Kansas City, MO Multi-Family Hsg Rev
         Vlg Green Apts Proj..................   6.250      04/01/30         2,825,460
 1,075   Missouri St Hlth & Edl Fac Bethesda
         Hlth Group Inc Proj Ser A Rfdg.......   7.500      08/15/12         1,150,250
 3,000   Perry Cnty, MO Nursing Home Rev
         Rfdg.................................   5.900      03/01/28         2,547,210
 1,615   Saint Louis, MO Tax Increment Rev
         Scullin Redev Area Ser A.............  10.000      08/01/10         1,928,455
 3,325   Saline Cnty, MO Indl Dev Auth Hlth
         Facs Rev John Fitzgibbon Mem Hosp
         Inc..................................   6.500      12/01/28         2,939,366
 3,600   Valley Park, MO Indl Dev Auth Sr Hsg
         Rev Cape Albeon Proj.................   6.150      12/01/33         3,286,872
                                                                        --------------
                                                                            27,007,188
                                                                        --------------
         MONTANA  0.2%
 2,825   Montana St Brd Invt Res Recovery Rev
         Yellowstone Energy L P Proj..........   7.000      12/31/19         2,780,845
                                                                        --------------
         NEVADA  0.7%
 1,000   Boulder City, NV Hosp Rev Boulder
         City Hosp Inc Proj Rfdg..............   5.850      01/01/22           862,080
 3,075   Clark Cnty, NV Assisted Living
         Homestead Boulder City Proj..........   6.500      12/01/27         2,836,257
 1,490   Henderson, NV Loc Impt Dist No
         T-10.................................   7.500      08/01/15         1,535,609
   985   Las Vegas, NV Spl Impt Dist No 505
         Elkhorn Springs......................   8.000      09/15/13         1,020,903

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         NEVADA (CONTINUED)
$1,210   Nevada St Dept Commerce Hlth Fac Rev
         Washoe Convalescent Cent Proj Rfdg...   8.125%     06/01/03    $    1,241,012
 3,000   Washoe Cnty, NV Impt Bonds Spl Assmt
         Dist No 23...........................   6.500      11/01/17         3,062,700
                                                                        --------------
                                                                            10,558,561
                                                                        --------------
         NEW HAMPSHIRE  2.8%
   435   New Hampshire Higher Edl & Hlth Fac
         Auth Rev Colby-Sawyer College
         Issue................................   7.200      06/01/12           451,861
 2,565   New Hampshire Higher Edl & Hlth Fac
         Auth Rev Colby-Sawyer College
         Issue................................   7.500      06/01/26         2,698,252
 4,965   New Hampshire Higher Edl & Hlth Fac
         Auth Rev Daniel Webster College Issue
         Rfdg (Prerefunded @ 07/01/04)........   7.625      07/01/16         5,603,797
 1,035   New Hampshire Higher Edl & Hlth Fac
         Auth Rev First Mtg Odd Fellows Home
         Rfdg.................................   8.000      06/01/04         1,061,382
 2,000   New Hampshire Higher Edl & Hlth Fac
         Auth Rev First Mtg Odd Fellows Home
         Rfdg.................................   9.000      06/01/14         2,301,780
 1,000   New Hampshire Higher Edl & Hlth Fac
         Auth Rev Havenwood-Heritage
         Heights..............................   7.350      01/01/18         1,035,260
 4,825   New Hampshire Higher Edl & Hlth Fac
         Auth Rev Havenwood-Heritage
         Heights..............................   7.450      01/01/25         4,979,400
 2,295   New Hampshire Higher Edl & Hlth Fac
         Auth Rev Hlthcare Visiting Nurse
         (e)..................................   7.250      09/01/23         2,315,494
 1,370   New Hampshire Higher Edl & Hlth Fac
         Auth Rev Monadock Cmnty Hosp Issue
         (Prerefunded @ 10/01/00).............   9.125      10/01/20         1,451,529
 2,000   New Hampshire Higher Edl & Hlth Fac
         Auth Rev New London Hosp Assn Proj...   7.500      06/01/05         2,145,220
 3,355   New Hampshire Higher Edl & Hlth Fac
         Auth Rev Vly Regl Hosp (e)...........   7.350      04/01/23         3,370,131
 2,000   New Hampshire Higher Edl & Hlth Facs
         Auth Rev.............................   6.125      03/01/19         1,853,980
 4,845   New Hampshire Higher Edl & Hlth Facs
         Auth Rev.............................   6.300      07/01/29         4,409,434
 1,000   New Hampshire Higher Edl & Hlth Fac
         Auth Rev Riverwoods at Exeter Ser
         A....................................   6.500      03/01/23           930,430

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         NEW HAMPSHIRE (CONTINUED)
$3,860   New Hampshire St Business Fin Auth
         Elec Fac Rev Plymouth Cogeneration...   7.750%     06/01/14    $    3,955,110
 3,000   New Hampshire St Business Fin Auth
         Rev Alice Peck Day Health Systems Ser
         A....................................   7.000      10/01/29         2,864,610
 1,325   New Hampshire St Hsg Fin Auth Single
         Family Rev...........................   5.900      07/01/28         1,275,763
                                                                        --------------
                                                                            42,703,433
                                                                        --------------
         NEW JERSEY  4.9%
 4,990   Camden Cnty, NJ Impt Auth Lease Rev
         Dockside Refrig (a)..................   8.400      04/01/24         5,390,298
 4,500   Camden Cnty, NJ Impt Auth Lease Rev
         Kaighn PT Marine Term Ser A (a)......   8.000      06/01/27         4,815,900
 1,000   New Jersey Econ Dev Auth Econ Dev
         Rev..................................   6.750      07/01/19           968,940
   500   New Jersey Econ Dev Auth Econ Dev Rev
         Green Acres Manor Inc Ser A Rfdg.....   8.000      01/01/09           515,380
 1,000   New Jersey Econ Dev Auth Econ Dev Rev
         Green Acres Manor Inc Ser A Rfdg.....   8.250      01/01/17         1,033,330
   415   New Jersey Econ Dev Auth Econ Dev Rev
         Zirbser Greenbriar Inc Ser A Rfdg....   7.375      07/15/03           425,309
   915   New Jersey Econ Dev Auth Econ Dev Rev
         Zirbser Greenbriar Inc Ser A Rfdg....   7.750      07/15/08           943,136
   250   New Jersey Econ Dev Auth First Mtg
         Cranes Mill Ser A....................   7.000      02/01/10           252,750
 1,500   New Jersey Econ Dev Auth First Mtg
         Cranes Mill Ser A....................   7.375      02/01/17         1,551,735
 3,500   New Jersey Econ Dev Auth First Mtg
         Cranes Mill Ser A....................   7.500      02/01/27         3,626,035
   500   New Jersey Econ Dev Auth First Mtg
         Gross Rev Burnt Tavern Convalescent
         Ser A Rfdg...........................   9.000      11/15/13           528,505
   840   New Jersey Econ Dev Auth First Mtg
         Gross Rev Stone Arch Nursing Home
         Proj Rfdg............................   8.750      12/01/10           892,072
 1,000   New Jersey Econ Dev Auth First Mtg
         Gross Rev The Evergreens (Prerefunded
         @ 10/01/02)..........................   9.250      10/01/22         1,140,290
   875   New Jersey Econ Dev Auth Rev First
         Mtg Gross Rev The Evergreens Rfdg....   5.875      12/01/27           744,494

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         NEW JERSEY (CONTINUED)
$1,000   New Jersey Econ Dev Auth Holt Hauling
         & Warehsg Rev Ser G Rfdg.............   8.400%     12/15/15    $    1,058,180
 3,000   New Jersey Econ Dev Auth Meridian
         Assisted Living Rev Proj.............   6.750      08/01/30         2,729,280
   500   New Jersey Econ Dev Auth Rev First
         Mtg Fellowship Vlg Proj Ser A
         (Prerefunded @ 01/01/05).............   8.500      01/01/10           590,185
 1,000   New Jersey Econ Dev Auth Rev First
         Mtg Fellowship Vlg Proj Ser A
         (Prerefunded @ 01/01/05).............   9.250      01/01/25         1,212,840
   975   New Jersey Econ Dev Auth Rev First
         Mtg Millhouse Proj Ser A.............   8.250      04/01/10         1,049,080
 2,060   New Jersey Econ Dev Auth Rev First
         Mtg Millhouse Proj Ser A.............   8.500      04/01/16         2,229,600
 1,860   New Jersey Econ Dev Auth Rev First
         Mtg Winchester Gardens Ser A.........   7.500      11/01/05         1,906,091
 1,100   New Jersey Econ Dev Auth Rev First
         Mtg Winchester Gardens Ser A.........   8.500      11/01/16         1,200,947
 1,500   New Jersey Econ Dev Auth Rev First
         Mtg Winchester Gardens Ser A.........   8.625      11/01/25         1,643,460
 1,945   New Jersey Econ Dev Auth Rev Kullman
         Assoc Proj Ser A.....................   6.125      06/01/18         1,797,763
 2,500   New Jersey Econ Dev Auth Rev Sr
         Living Fac Esplandade Near...........   7.000      06/01/39         2,314,450
 4,500   New Jersey Econ Dev Auth Rev Sr Mtg
         Arbor Glen Proj Ser A Rfdg...........   6.000      05/15/28         3,893,490
   855   New Jersey Econ Dev Auth Rev Sr Mtg
         Arbor Glen Proj Ser A................   8.000      05/15/02           910,319
   750   New Jersey Econ Dev Auth Rev Sr Mtg
         Arbor Glen Proj Ser A................   8.000      05/15/04           837,060
 2,560   New Jersey Econ Dev Auth Rev Sr Mtg
         Arbor Glen Proj Ser A (Prerefunded @
         05/15/06)............................   8.750      05/15/26         3,134,208
 5,000   New Jersey Econ Dev Auth Spl Fac Rev
         Continental Airls Inc Proj...........   6.625      09/15/12         5,164,200
 5,000   New Jersey Econ Dev Auth Spl Fac Rev
         Continental Airls Inc Proj...........   6.250      09/15/19         4,791,600

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         NEW JERSEY (CONTINUED)
$5,000   New Jersey Econ Dev Auth Spl Fac Rev
         Continental Airls Inc Proj...........   6.250%     09/15/29    $    4,695,450
 2,500   New Jersey Hlthcare Fac Fin Auth Rev
         Care Institute Inc Cherry Hill
         Proj.................................   7.750      07/01/10         2,499,025
 3,100   New Jersey Hlthcare Fac Fin Auth Rev
         Raritan Bay Med Cent Issue Rfdg......   7.250      07/01/14         3,035,706
   950   New Jersey St Edl Fac Auth Rev
         Caldwell College Ser A...............   7.250      07/01/25           980,314
 4,000   New Jersey St Edl Fac Auth Rev
         Felician College of Lodi Ser D.......   7.375      11/01/22         4,152,560
                                                                        --------------
                                                                            74,653,982
                                                                        --------------
         NEW MEXICO  1.6%
 4,460   Albuquerque, NM Retirement Fac Rev La
         Vida Liena Proj Ser A Rfdg
         (Prerefunded @ 02/01/03).............   8.850      02/01/23         5,061,877
 5,000   Albuquerque, NM Retirement Fac Rev La
         Vida Liena Proj Ser B Rfdg...........   6.600      12/15/28         4,483,950
 2,970   Bernalillo Cnty, NM Multi-Family Hsg
         Brentwood Gardens Apt B 1............   6.600      10/15/28         2,791,859
 1,570   Bernalillo Cnty, NM Multi-Family Rev
         Hsg Sr Solar Villas Apts Ser F.......   7.250      10/15/22         1,525,522
 3,000   Farmington, NM Pollutn Ctl Rev Public
         Svc Co NM Proj Ser A.................   6.600      10/01/29         2,964,960
 2,000   New Mexico Regional Hsg Auth Region
         VI Multi-Family Rev..................   6.750      06/15/29         1,904,420
 2,500   New Mexico St Hosp Equip Ln Council
         Hosp Rev Mem Med Cent Inc Proj.......   5.500      06/01/28         2,119,275
 2,920   RHA Hsg Dev Corp NM Multi-Family Rev
         Mtg Woodleaf Apts Proj Ser A Rfdg....   7.125      12/15/27         2,805,536
   670   Santa Fe, NM Indl Rev Casa Real
         Nursing Home Rfdg....................   9.750      01/01/13           701,075
                                                                        --------------
                                                                            24,358,474
                                                                        --------------

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         NEW YORK  4.1%
$1,000   Amherst, NY Indl Dev Agy Sr Rev
         Sharrey Zedek Proj Ser A (b).........   7.000%     12/01/24    $      980,020
 1,500   Amherst, NY Indl Dev Agy Sr Rev
         Sharrey Zedek Proj Ser A (b).........   7.000      12/01/34         1,434,270
 2,000   Bethlehem, NY Indl Dev Agy Sr Hsg Rev
         Van Allen Proj Ser A.................   6.875      06/01/39         1,855,400
 1,340   Brookhaven, NY Indl Dev Agy Sr
         Residential Hsg Rev Woodcrest Estates
         Fac Ser A............................   6.250      12/01/23         1,204,821
 2,000   Brookhaven, NY Indl Dev Agy Sr
         Residential Hsg Rev Woodcrest Estates
         Fac Ser A............................   6.375      12/01/37         1,784,300
 2,000   Castle Rest Residential Hlthcare Fac
         NY Rev Hlthcare Fac Ser B............   8.000      08/01/10         1,948,760
 1,210   Clifton Springs, NY Hosp & Clinic Ser
         A Rfdg & Impt........................   7.650      01/01/12         1,290,997
 4,800   Islip, NY Cmnty Dev Agy Cmnty Dev Rev
         NY Institute of Technology Rfdg
         (a)..................................   7.500      03/01/26         5,072,976
 1,350   Monroe Cnty, NY Indl Dev Agy Rev Indl
         Dev Empire Sports Proj Ser A.........   6.250      03/01/28         1,249,047
 1,000   Mount Vernon, NY Indl Dev Agy Civic
         Fac Rev..............................   6.200      06/01/29           900,720
 6,000   New York City Indl Dev Agy Laguardia
         Assoc LP Proj Rfdg...................   6.000      11/01/28         5,541,900
 3,500   New York City Indl Dev Agy Civic Fac
         Rev Cmnty Res Developmentally
         Disabled.............................   7.500      08/01/26         3,641,295
 3,960   New York City Indl Dev Agy Civic Fac
         Rev Our Lady of Mercy Med Cent Pkg
         Corp Proj............................   8.500      12/30/22         4,271,256
 1,500   New York City Indl Dev Civic Touro
         College Proj Ser A...................   6.350      06/01/29         1,419,075
 4,000   New York St Mtg Agy Rev Homeowner Mtg
         Ser 84...............................   5.950      04/01/30         3,879,560
 2,665   Newark-Wayne Cmnty Hosp Inc NY Hosp
         Rev Ser A............................   7.600      09/01/15         2,789,029
 2,000   North Syracuse, NY Hsg Auth Rev Janus
         Park Proj............................   8.000      06/01/14         1,895,440
 1,250   Oneida Cnty, NY Indl Dev Agy Civic
         Fac Saint Elizabeth Med Ser A........   5.875      12/01/29         1,060,912

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         NEW YORK (CONTINUED)
$  650   Onondaga Cnty, NY Indl Dev Agy Civic
         Fac Rev Iroquois Nursing Home Ser
         B....................................   7.000%     02/01/09    $      617,181
   675   Oswego Cnty, NY Indl Dev Agy Civic
         Fac Rev..............................   7.000      02/01/12           634,210
 1,500   Peekskill, NY Indl Dev Agy Sr Drum
         Hill Sr Living Proj..................   6.375      10/01/28         1,344,480
 1,275   Rensselaer Cnty, NY Indl Dev Agy East
         Greenbush Cntr Proj Ser A Rfdg (e)...   7.000      02/01/11         1,209,019
 1,480   Rensselaer Cnty, NY Indl Dev Agy East
         Greebush Cntr Proj Ser B Rfdg (e)....   7.000      02/01/11         1,409,330
 2,300   Rockland Cnty, NY Indl Dev Agy Civic
         Fac Rev Dominican College Proj (e)...   6.250      05/01/28         2,105,374
 2,000   Saratoga Cnty, NY Indl Dev Agy Sr Hsg
         Rev..................................   6.875      06/01/39         1,853,020
 1,000   Suffolk Cnty, NY Indl Dev Agy Civic
         Fac Rev..............................   7.250      01/01/20           975,180
 2,000   Suffolk Cnty, NY Indl Dev Agy Civic
         Fac Rev..............................   7.250      01/01/30         1,924,300
 1,500   Suffolk Cnty, NY Indl Dev Agy Cont
         Care Retirement Cmnty Rev (b)........   7.250      11/01/28         1,499,865
 3,100   Suffolk Cnty, NY Indl Dev Agy Indl
         Dev Rev Spellman High Voltage Fac Ser
         A....................................   6.375      12/01/17         2,918,774
   400   Syracuse, NY Hsg Auth Rev Sub Proj
         Loretto Rest Ser B...................   7.500      08/01/10           385,760
   695   Ulster Cnty, NY Indl Dev Agy Civic
         Fac Rev..............................   6.250      06/01/08           670,314
 1,000   Ulster Cnty, NY Indl Dev Agy Civic
         Fac Rev..............................   6.400      06/01/14           950,770
 1,000   Ulster Cnty, NY Indl Dev Agy Civic
         Fac Rev..............................   6.450      06/01/24           919,600
                                                                        --------------
                                                                            61,636,955
                                                                        --------------
         NORTH CAROLINA  0.3%
 5,000   Charlotte, NC Spl Fac Rev Charlotte
         Douglas Int Rfdg.....................   5.600      07/01/27         4,094,900
                                                                        --------------
         NORTH DAKOTA  0.5%
 2,610   Devils Lake, ND Hlthcare Facs Rev &
         Impt Lk Reg Lutheran Rfdg............   6.100      10/01/23         2,299,593
 3,000   Grand Forks, ND Sr Hsg Rev Spl Term
         4000 Vly Square Proj.................   6.250      12/01/34         2,661,600
 2,000   Grand Forks, ND Sr Hsg Rev Spl Term
         4000 Vly Square Proj.................   6.375      12/01/34         1,806,440
                                                                        --------------
                                                                             6,767,633
                                                                        --------------

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         OHIO  3.1%
$1,500   Athens Cnty, OH Hosp Fac Rev
         O'Bleness Mem Hosp Proj..............   7.100%     11/15/23    $    1,511,475
 3,800   Cleveland, OH Arpt Spl Rev
         Continental Airls Inc Proj...........   5.375      09/15/27         3,158,142
 1,000   Cuyahoga Cnty, OH Hlthcare Fac Rev
         Jennings Hall........................   7.200      11/15/14         1,017,790
 1,500   Cuyahoga Cnty, OH Hlthcare Fac Rev
         Jennings Hall........................   7.300      11/15/23         1,535,745
 2,500   Cuyahoga Cnty, OH Hlthcare Fac Rev
         Judson Retirement Cmnty Ser A Rfdg...   7.250      11/15/13         2,519,500
 3,000   Cuyahoga Cnty, OH Hlthcare Fac Rev
         Judson Retirement Cmnty Ser A Rfdg...   7.250      11/15/18         3,023,400
 1,195   Cuyahoga Cnty, OH Multi-Family Rev
         Hsg Mtg Colonnade Apts Ser A Rfdg....   7.500      12/01/17         1,151,705
 2,305   Cuyahoga Cnty, OH Multi-Family Rev
         Hsg Mtg Colonnade Apts Ser A Rfdg....   7.750      12/01/28         2,207,937
 2,500   Cuyahoga Cnty, OH Multi-Family Rev
         Hsg Park Lane Apts Proj Ser A........   8.250      07/01/28         2,575,000
 3,000   Dayton, OH Spl Facs Rev Afco Cargo
         Day LLC Proj.........................   6.300      04/01/22         2,831,880
   295   Fairfield, OH Econ Dev Rev Beverly
         Enterprises Inc Proj Rfdg............   8.500      01/01/03           305,278
 2,205   Hamilton Cnty, OH Multi-Family Rev
         Hsg Garden Hill Washington Park
         Apts.................................   7.750      10/01/21         2,269,893
 1,370   Harrison, OH Harrison Ave Kmart Proj
         Ser A................................   8.125      12/01/02         1,416,991
 1,000   Madison Cnty, OH Hosp Impt Rev
         Madison Cnty Hosp Proj Rfdg..........   6.250      08/01/18           903,630
 2,465   Madison Cnty, OH Hosp Impt Rev
         Madison Cnty Hosp Proj Rfdg..........   6.400      08/01/28         2,201,023
 5,000   Montgomery Cnty, OH Hlthcare Fac
         Rev..................................   6.250      02/01/22         4,512,850
 1,000   North Canton, OH Hlthcare Facs Rev
         The Waterford at Saint Luke Proj
         (Prerefunded @ 11/15/02).............   8.625      11/15/21         1,126,170
 3,000   Ohio St Solid Waste Rev CSC Ltd
         Proj.................................   8.500      08/01/22         2,927,400
 2,000   Ohio St Solid Waste Rev Rep
         Engineered Steels Proj...............   8.250      10/01/14         1,836,900

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         OHIO (CONTINUED)
$4,000   Ohio St Solid Waste Rev Rep
         Engineered Steels Proj...............   9.000%     06/01/21    $    3,810,360
 2,000   Ohio St Wtr Dev Auth Pollutn Ctl Fac
         Rev Coll Cleveland Elec Ser A Rfdg...   8.000      10/01/23         2,160,540
 2,000   Ohio St Wtr Dev Auth Pollutn Ctl Fac
         Rev Coll Toledo Edison Ser A Rfdg....   8.000      10/01/23         2,160,540
                                                                        --------------
                                                                            47,164,149
                                                                        --------------
         OKLAHOMA  0.4%
 2,830   Oklahoma Cnty, OK Fin Auth Epworth
         Villa Proj Ser A Rfdg................   7.000      04/01/25         2,722,771
 2,800   Oklahoma Dev Fin Auth Rev Hilcrest
         Hlthcare Sys A Rfdg..................   5.625      08/15/29         2,294,124
   500   Woodward, OK Muni Auth Hosp Rev......   8.250      11/01/09           535,845
   500   Woodward, OK Muni Auth Hosp Rev
         (Prerefunded @ 11/01/00).............   9.250      11/01/14           532,270
                                                                        --------------
                                                                             6,085,010
                                                                        --------------
         OREGON  1.0%
 3,150   Clackamas Cnty, OR Hosp Fac Auth Rev
         Willamette View Inc Proj Ser A (b)...   7.500      11/01/29         3,058,524
 1,000   Clatsop Care Cent Hlth Dist OR Rev Sr
         Hsg..................................   6.000      08/01/14           913,450
 4,000   Clatsop Care Cent Hlth Dist OR Rev Sr
         Hsg..................................   6.875      08/01/28         3,588,800
 1,745   Douglas Cnty, OR Hosp Fac Auth Rev
         Elderly Hsg Forest Glen Ser A........   7.500      09/01/27         1,682,721
 4,000   Oregon St Hlth Hsg Edl & Cultural
         Facs Auth............................   7.250      06/01/28         3,828,800
 1,500   Salem, OR Hosp Fac Auth Rev Cap Manor
         Inc..................................   7.500      12/01/24         1,544,715
                                                                        --------------
                                                                            14,617,010
                                                                        --------------
         PENNSYLVANIA  10.2%
   635   Allegheny Cnty, PA Hosp Dev Auth
         Rev..................................   7.375      08/01/04           612,775
 1,945   Allegheny Cnty, PA Hosp Dev Auth Rev
         Hlth Fac Allegheny Vly Sch...........   7.500      02/01/10         2,008,193
 3,120   Allegheny Cnty, PA Hosp Dev Auth Rev
         Hlth Fac Allegheny Vly Sch...........   7.875      02/01/20         3,286,639
 2,000   Allegheny Cnty, PA Hosp Dev Hlthcare
         Facs Villa Saint Joseph..............   6.000      08/15/28         1,720,880
 1,000   Allegheny Cnty, PA Indl Dev Auth
         Lease Rev............................   6.625      09/01/24           968,820

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$7,000   Beaver Cnty, PA Indl Dev Auth Pollutn
         Ctl Rev Coll Toledo Edison Co Proj
         Rfdg (a).............................   7.625%     05/01/20    $    7,519,750
 4,000   Beaver Cnty, PA Indl Dev Auth Pollutn
         Ctl Rev Coll Toledo Edison Co Proj
         Ser A Rfdg...........................   7.750      05/01/20         4,338,000
 1,000   Bucks Cnty, PA Indl Dev Auth Rev
         First Mtg Hlthcare Fac Chandler......   6.100      05/01/14           923,470
 2,500   Bucks Cnty, PA Indl Dev Auth Rev
         First Mtg Hlthcare Fac Chandler......   6.300      05/01/29         2,232,150
 2,000   Chartiers Vly, PA Indl & Coml Dev
         Auth First Mtg Rev...................   7.400      12/01/15         2,058,140
 1,000   Clarion Cnty, PA Hosp Auth Hosp Rev
         Clarion Hosp Proj (Prerefunded @
         07/01/01)............................   8.500      07/01/21         1,079,150
 3,500   Cliff House Ctfs Tr Var Sts Ctfs
         Partn Ser A..........................   6.625      06/01/27         3,361,330
 1,000   Crawford Cnty, PA Hosp Auth Sr Living
         Fac Rev..............................   6.250      08/15/29           935,500
 1,000   Cumberland Cnty, PA Indl Dev Auth Rev
         First Mtg Woods Cedar Run Ser A
         Rfdg.................................   6.500      11/01/18           905,770
 3,250   Cumberland Cnty, PA Indl Dev Auth Rev
         First Mtg Woods Cedar Run Ser A
         Rfdg.................................   6.500      11/01/28         2,832,050
 4,000   Dauphin Cnty, PA Genl Auth Rev Office
         & Pkg Forum Place Ser A..............   6.000      01/15/25         3,672,840
 5,500   Dauphin Cnty, PA Genl Auth Rev Office
         & Pkg Riverfront Office (a)..........   6.000      01/01/25         5,050,540
 4,000   Dauphin Cnty, PA Genl Auth Rev Hotel
         & Conf Cent Hyatt Regency............   6.200      01/01/29         3,725,840
   870   Delaware Cnty, PA Auth Rev First Mtg
         Riddle Vlg Proj (Prerefunded @
         06/01/02)............................   8.750      06/01/10           968,649
 2,800   Delaware Cnty, PA Auth Rev First Mtg
         Riddle Vlg Proj (Prerefunded @
         06/01/02)............................   9.250      06/01/22         3,149,496
 2,500   Delaware Cnty, PA Auth Rev First Mtg
         Riddle Vlg Proj Rfdg.................   7.000      06/01/26         2,461,525
 2,100   Delaware Cnty, PA Auth Rev White
         Horse Vlg Ser A Rfdg.................   7.500      07/01/18         2,163,315
 3,500   Grove City, PA Area Hosp Auth Hlth
         Fac Rev..............................   6.625      08/15/29         3,150,280
 2,000   Harrisburg, PA Auth Office & Pkg Rev
         Ser A................................   6.000      05/01/19         1,874,760
 1,200   Lancaster Cnty, PA Hosp Auth Rev Hlth
         Cent St Annes Home...................   6.625      04/01/28         1,108,128

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$1,250   Lebanon Cnty, PA Hlth Fac Auth Hlth
         Cent Rev United Church of Christ
         Homes Rfdg...........................   7.250%     10/01/19    $    1,250,112
   250   Lehigh Cnty, PA Genl Purp Auth Rev
         First Mtg Bible Fellowship Proj......   7.150      12/15/08           275,263
 3,000   Lehigh Cnty, PA Genl Purp Auth Rev
         First Mtg Bible Fellowship Proj......   6.000      12/15/23         2,612,640
 2,315   Lehigh Cnty, PA Genl Purp Auth Rev
         First Mtg Bible Fellowship Proj......   8.000      12/15/23         2,634,864
 3,000   Lehigh Cnty, PA Genl Purp Auth Rev
         Kidspeace Obligation Group...........   6.000      11/01/18         2,752,410
 4,000   Lehigh Cnty, PA Genl Purp Auth Rev
         Kidspeace Oblig Group................   6.000      11/01/23         3,611,160
 1,790   Lehigh Cnty, PA Indl Dev Auth Hlth
         Fac Rev Lifepath Inc Proj............   6.100      06/01/18         1,570,546
 3,000   Lehigh Cnty, PA Indl Dev Auth Hlth
         Fac Rev Lifepath Inc Proj............   6.300      06/01/28         2,572,650
 4,560   Lehigh Cnty, PA Indl Dev Auth Rev
         Rfdg.................................   8.000      08/01/12         4,725,437
 3,000   Luzerne Cnty, PA Indl Dev Auth Exmpt
         Fac Rev PA Gas & Wtr Co Proj Ser A
         Rfdg.................................   7.200      10/01/17         3,203,400
 1,800   Luzerne Cnty, PA Indl Dev Auth First
         Mtg Gross Rev Rfdg...................   7.875      12/01/13         1,882,836
 2,500   Montgomery Cnty, PA Higher Edl & Hlth
         Auth Rev.............................   6.625      07/01/19         2,307,100
 1,000   Montgomery Cnty, PA Higher Edl & Hlth
         Auth Rev.............................   6.750      07/01/29           916,190
 3,645   Montgomery Cnty, PA Indl Dev Auth Rev
         Assisted Living Ser A (Prerefunded @
         05/01/03)............................   8.250      05/01/23         4,005,381
   379   Montgomery Cnty, PA Indl Dev Auth Rev
         First Mtg The Meadowood Corp Proj Ser
         A....................................   9.250      12/01/00           388,896
 2,000   Montgomery Cnty, PA Indl Dev Auth Rev
         First Mtg The Meadowood Corp Proj Ser
         A....................................   6.000      12/01/10         1,962,040
   500   Montgomery Cnty, PA Indl Dev Auth Rev
         First Mtg The Meadowood Corp Proj Ser
         A....................................   7.000      12/01/10           502,425
 1,500   Montgomery Cnty, PA Indl Dev Auth Rev
         First Mtg The Meadowood Corp Proj Ser
         A....................................   7.250      12/01/15         1,525,425

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$2,000   Montgomery Cnty, PA Indl Dev Auth Rev
         First Mtg The Meadowood Corp Proj Ser
         A....................................   6.250%     12/01/17    $    1,859,180
 4,000   Montgomery Cnty, PA Indl Dev Auth Rev
         First Mtg The Meadowood Corp Proj Ser
         A....................................   7.400      12/01/20         4,072,280
 2,025   Montgomery Cnty, PA Indl Dev Auth Rev
         First Mtg The Meadowood Corp Proj Ser
         A (Prerefunded @ 12/01/00)...........  10.000      12/01/19         2,178,171
 2,500   Montgomery Cnty, PA Indl Dev Auth Rev
         First Mtg The Meadowood Corp Proj Ser
         A (Prerefunded @ 12/01/00)...........  10.250      12/01/20         2,695,050
 3,505   Montgomery Cnty, PA Indl Dev Auth Rev
         Hlthcare Adv Geriatric Ser A.........   8.375      07/01/23         3,710,358
   645   Montgomery Cnty, PA Indl Dev Auth Rev
         Pennsburg Nursing & Rehab Cent
         (Prerefunded @ 03/31/04).............   7.625      07/01/18           723,626
 2,660   Montgomery Cnty, PA Indl Dev Auth Rev
         Wordsworth Academy...................   7.750      09/01/14         2,785,818
 1,930   Montgomery Cnty, PA Indl Dev Auth Rev
         Wordsworth Academy...................   7.750      09/01/24         2,006,563
 2,200   Montgomery Cnty, PA Indl Rev GDL
         Farms Corp Proj Rfdg.................   6.500      01/01/20         2,055,240
 2,500   Northeastern PA Hosp & Edl Auth
         Hlthcare Rev.........................   7.125      10/01/29         2,490,450
 2,000   Pennsylvania St Higher Edl Fac Auth
         Rev Auth Allegheny Gen Hosp Ser A....   7.125      09/01/07         1,797,000
 1,000   Philadelphia, PA Auth For Indl Dev
         Rev First Mtg Crime Prevention
         Assoc................................   6.125      04/01/19           938,070
 4,000   Philadelphia, PA Auth for Indl Dev
         Rev Coml RMK Rfdg....................   7.750      12/01/17         4,289,640
 2,000   Philadelphia, PA Auth for Indl Dev
         Rev Long-Term Care Maplewood
         (Prerefunded @ 07/01/04).............   8.000      01/01/14         2,313,760
 1,500   Philadelphia, PA Hosp & Higher Edl
         Fac Auth Hosp Rev (f)................   7.000      07/01/05           553,125
 1,000   Philadelphia, PA Hosp & Higher Edl
         Fac Auth Hosp Rev (f)................   7.250      07/01/18           368,750
   900   Philadelphia, PA Hosp & Higher Edl
         Fac Auth Hosp Rev....................   6.500      07/01/23           838,053

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$1,180   Philadelphia, PA Hosp & Higher Edl
         Fac Auth Hosp Rev....................   6.500%     07/01/27    $    1,093,400
 1,830   Philadelphia, PA Hosps & Higher Edl
         Fac Auth Hosp Rev....................   7.250      03/01/24         1,825,553
 1,465   Scranton Lackawanna, PA Hlth &
         Welfare Auth Rev Rfdg................   7.250      01/15/17         1,491,692
 3,100   Scranton Lackawanna, PA Hlth &
         Welfare Auth Rev Rfdg................   7.350      01/15/22         3,177,159
 3,000   Somerset Cnty, PA Hosp Auth Rev
         Somerset Cmnty Hosp Proj (Prerefunded
         @ 03/01/02)..........................   7.500      03/01/17         3,193,260
 2,400   Southern Chester Cnty, PA Hlth &
         Higher Ed Auth Mtg Rev...............   6.300      06/01/10         2,325,792
   250   Warren Cnty, PA Indl Dev Auth Beverly
         Enterprises Rfdg.....................   9.000      11/01/12           266,245
 2,200   Washington Cnty, PA Hosp Auth Rev
         Canonsburg Genl Hosp Rfdg............   7.350      06/01/13         2,219,030
 2,500   Westmoreland Cnty, PA Indl Dev Auth
         Rev Hlthcare Facs Redstone Rfdg......   5.850      11/15/29         2,102,100
                                                                        --------------
                                                                           154,176,130
                                                                        --------------
         SOUTH CAROLINA  0.6%
   710   Charleston Cnty, SC Hlth Fac Rev
         First Mtg Episcopal Proj Rfdg
         (Prerefunded @ 04/01/01).............   9.750      04/01/16           769,668
 3,500   Charleston Cnty, SC Indl Rev Zeigler
         Coal Hldg............................   6.950      08/10/28         3,088,435
   750   South Carolina Jobs Econ Dev Auth
         Hlth Fac Rev First Mtg Lutheran Homes
         SC Proj (Prerefunded @ 10/01/02).....   8.000      10/01/22           836,250
 5,095   South Carolina St Hsg Fin & Dev Auth
         Multi-Family Rev.....................   6.750      05/01/28         4,884,016
                                                                        --------------
                                                                             9,578,369
                                                                        --------------
         SOUTH DAKOTA  0.5%
 2,500   Mobridge, SD Hlthcare Facs Rev
         Mobridge Regl Hosp Proj..............   6.500      12/01/22         2,281,250
 3,000   South Dakota Hsg Dev Auth
         Homeownership Mtg Ser F..............   5.800      05/01/28         2,853,450

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         SOUTH DAKOTA (CONTINUED)
$1,000   South Dakota St Hlth & Edl Fac Auth
         Rev Huron Regl Med Cent..............   7.250%     04/01/20    $    1,057,480
 1,600   Winner, SD Econ Dev Rev Winner Regl
         Hlthcare Cent Rfdg...................   6.000      04/01/28         1,381,072
                                                                        --------------
                                                                             7,573,252
                                                                        --------------
         TENNESSEE  1.2%
 4,950   Chattanooga, TN Indl Dev Brd Indl Rev
         Dev Market St Proj Rfdg..............   7.000      12/15/12         4,952,079
 1,050   Chattanooga, TN Indl Dev Brd Indl Rev
         Dev Market St Proj Rfdg..............   7.000      12/15/12         1,050,441
 3,500   Shelby Cnty, TN Hlth Edl & Hsg
         Hlthcare Fac Kirby Pines Ser A.......   6.375      11/15/25         3,191,300
 3,250   Springfield, TN Hlth & Edl Fac Brd
         Hosp Rev Jesse Holman Jones Hosp Proj
         (Prerefunded @ 04/01/06).............   8.250      04/01/12         3,795,350
 2,155   Sweetwater, TN Indl Dev Brd Mtg Rev
         Wood Presbyterian Home Proj..........   7.500      01/01/18         1,992,879
 2,845   Sweetwater, TN Indl Dev Brd Mtg Rev
         Wood Presbyterian Home Proj..........   7.750      01/01/29         2,598,965
                                                                        --------------
                                                                            17,581,014
                                                                        --------------
         TEXAS  2.9%
   725   Abia Dev Corp TX Arpt Facs Rev Austin
         Belly Port Dev Proj Ser A............   6.250      10/01/08           696,993
 3,775   Abia Dev Corp TX Arpt Facs Rev Austin
         Belly Port Dev Proj Ser A............   6.500      10/01/23         3,526,643
 1,700   Atlanta, TX Hosp Auth Hosp Fac Rev...   6.750      08/01/29         1,589,857
 2,000   Austin-Bergstorm Landhost Enterprises
         Inc TX Arpt Hotel Sr Ser A...........   6.750      04/01/27         1,872,740
   865   Bell Cnty, TX Hlth Fac Dev Corp Rev
         Hosp Proj............................   9.250      07/01/08           892,697
 3,985   Bell Cnty, TX Indl Dev Corp Solid
         Waste Disposal Rev...................   7.600      12/01/17         3,725,935
   500   Dallas-Fort Worth, TX Intl Arpt Fac
         Impt Corp Rev American Airls Inc.....   7.500      11/01/25           518,535
 1,500   Dallas-Fort Worth, TX Intl Arpt Fac
         Impt Corp Rev American Airls Inc.....   7.250      11/01/30         1,578,585

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         TEXAS (CONTINUED)
$1,250   Dallas-Fort Worth, TX Intl Arpt Fac
         Impt Corp Rev Delta Airls Inc........   7.625%     11/01/21    $    1,310,750
 2,665   De Soto, TX Hlth Fac Dev Park Manor
         Sr Care..............................   7.750      12/01/16         2,696,580
 1,450   Houston, TX Arpt Sys Rev Spl Fac
         Continental Airls Ser C..............   6.125      07/15/27         1,354,996
 1,500   Houston, TX Arpt Sys Rev Spl Fac
         Continental Airl Term Impt Ser B.....   6.125      07/15/27         1,378,785
 2,500   Lubbock, TX Hlth Facs Dev Corp Rev
         First Mtg Carillon Proj Ser A........   6.500      07/01/19         2,284,625
 3,400   Meadow Parc Dev Inc TX Multi-Family
         Rev Hsg Meadow Parc Apts Proj........   6.500      12/01/30         3,169,718
   750   North Central, TX Hlth Fac Dev Corp
         Rev Retirement Fac NW Sr Hsg Ser A...   7.500      11/15/29           725,708
 2,000   North Central, TX Hlth Fac Dev Corp
         Rev Retirement Fac NW Sr Hsg Ser A...   7.250      11/15/19         1,912,800
 3,205   Orange, TX Hsg Dev Corp Multi-Family
         Rev Hsg Vlgs At Pine Hallow..........   8.000      03/01/28         3,096,767
 3,255   Rusk Cnty, TX Hlth Fac Corp Hosp Rev
         Henderson Mem Hosp Proj Rfdg.........   7.750      04/01/13         3,390,994
   500   San Antonio, TX Hlth Fac Dev Corp Rev
         Encore Nursing Cent Partn............   8.250      12/01/19           531,805
 2,000   San Antonio, TX Hsg Fin Corp
         Multi-Family Hsg Rev Beverly Oaks
         Apts Proj Ser A......................   7.750      02/01/27         1,964,120
 1,965   San Antonio, TX Hsg Fin Corp
         Multi-Family Hsg Rev Marbach Manor
         Apts Proj Ser A......................   8.125      06/01/27         1,968,557
 1,500   Tarrant Cnty, TX Hlth Fac Dev Corp
         Rev Mtg Cumberland Rest Ser A Rfdg...   7.000      08/15/19         1,500,975
 1,401   Texas Genl Svcs Cmty Partn Interests
         Office Bldg & Land Acquisition
         Proj.................................   7.000      08/01/24         1,430,933
                                                                        --------------
                                                                            43,120,098
                                                                        --------------
         UTAH  0.4%
 1,500   Carbon Cnty, UT Solid Waste Disposal
         Rev Rfdg Laidlaw Environmentl Ser
         A....................................   7.450      07/01/17         1,568,685
   500   Hildale, UT Elec Rev Gas Turbine Elec
         Fac Proj.............................   7.600      09/01/06           476,030
 1,000   Hildale, UT Elec Rev Gas Turbine Elec
         Fac Proj.............................   7.800      09/01/15           932,360

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         UTAH (CONTINUED)
$1,000   Tooele Cnty, UT Pollutn Ctl Rev
         Laidlaw Environmentl Ser A Rfdg......   7.550%     07/01/27    $    1,051,670
 2,000   Utah St Hsg Fin Agy Rev RHA Cmnty
         Services Proj Ser A..................   6.875      07/01/27         1,945,700
   150   Utah St Hsg Fin Agy Single Family Mtg
         Ser C2...............................   7.950      07/01/20           150,926
                                                                        --------------
                                                                             6,125,371
                                                                        --------------
         VERMONT  0.8%
 2,050   Vermont Edl & Hlth Bldgs Fin Agy
         Rev..................................   6.500      10/01/14         2,057,893
 4,130   Vermont Edl & Hlth Bldgs Fin Agy
         Rev..................................   6.625      10/01/29         4,027,369
 3,000   Vermont Edl & Hlth Bldgs Fin Agy Rev
         Hlthcare Fac Copley Manor Proj.......   6.250      04/01/29         2,673,450
   535   Vermont Edl & Hlth Bldgs Fin Agy Rev
         VT Council Dev Mental Hlth Ser A.....   6.000      12/15/09           503,644
 1,030   Vermont Edl & Hlth Bldgs Fin Agy Rev
         VT Council Dev Mental Hlth Ser A.....   6.125      12/15/14           952,348
 1,375   Vermont Edl & Hlth Bldgs Fin Agy Rev
         VT Council Dev Mental Hlth Ser A.....   6.250      12/15/19         1,251,676
                                                                        --------------
                                                                            11,466,380
                                                                        --------------
         VIRGINIA  2.4%
 2,955   Alexandria, VA Indl Dev Auth Rev
         Saint Coletta Sch Proj...............   7.750      10/15/26         2,967,736
   235   Alexandria, VA Indl Dev Auth Rev
         Saint Coletta Sch Proj...............   7.750      10/15/26           233,628
 6,600   Alexandria, VA Redev & Hsg Auth 3001
         Pk Cent Apts Ser A Rfdg (a)..........   6.375      04/01/34         6,117,540
   380   Covington-Alleghany Cnty, VA Indl Dev
         Auth Beverly Enterprises Inc Proj
         Rfdg.................................   9.375      09/01/01           389,127
 2,000   Dulles Town Cent Cmnty Dev Auth
         Dulles Town Cent Proj................   6.250      03/01/26         1,897,480
 3,000   Fairfax Cnty, VA Redev & Hsg Auth
         Multi-Family Hsg Rev.................   7.600      10/01/36         3,144,870
   370   Greensville Cnty, VA Indl Dev Auth
         Rev Wheeling Steel Proj Ser A........   6.375      04/01/04           357,557
   800   Greensville Cnty, VA Indl Dev Auth
         Rev Wheeling Steel Proj Ser A........   7.000      04/01/14           743,600

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         VIRGINIA (CONTINUED)
$2,750   Hampton, VA Redev & Hsg Auth Rev
         First Mtg Olde Hampton Ser A Rfdg....   6.500%     07/01/16    $    2,601,692
 2,500   Henry Cnty, VA Indl Dev Auth Indl Dev
         Rev 5Bs Inc Proj Ser A...............   7.400      09/01/17         2,462,750
 1,500   Hopewell, VA Indl Dev Auth Res
         Recovery Rev Stone Container Corp
         Proj Rfdg............................   8.250      06/01/16         1,599,945
 4,000   Peninsula Ports Auth VA Rev Port Fac
         Zeigler Coal Rfdg....................   6.900      05/02/22         3,544,400
 1,000   Pittsylvania Cnty, VA Indl Dev Auth
         Rev Exempt Fac Ser A.................   7.450      01/01/09         1,050,810
 5,980   Richmond, VA Redev & Hsg Auth
         Multi-Family Rev Ser A Rfdg (Var Rate
         Cpn).................................   7.500      12/15/21         6,040,213
 3,000   Virginia Beach, VA Dev Auth Res Care
         Fac Mtg Rev (b)......................   7.250      11/01/32         2,883,900
                                                                        --------------
                                                                            36,035,248
                                                                        --------------
         WASHINGTON  0.6%
 1,900   King Cnty, WA Hsg Auth Hsg Rev
         Colonial Gardens Apts Proj...........   6.200      07/01/29         1,762,203
 2,500   Spokane Cnty, WA Indl Dev Corp Solid
         Waste Disp Rev.......................   7.600      03/01/27         2,624,275
   500   Tacoma, WA Hsg Auth Rev Hsg Wedgewood
         Homes Proj...........................   6.000      02/01/28           455,690
 1,680   Tacoma, WA Hsg Auth Rev Hsg Wedgewood
         Homes Proj...........................   6.000      04/01/28         1,530,631
   300   Tacoma, WA Hsg Auth Rev Hsg Wedgewood
         Homes Proj (e).......................   6.000      01/01/28           273,453
 1,000   Tacoma, WA Hsg Auth Rev Hsg Wedgewood
         Homes Proj (e).......................   6.000      03/01/28           911,160
 1,000   Vancouver, WA Hsg Auth Rev Hsg Maple
         Knoll Apts Proj......................   6.000      10/01/17           968,030
 1,000   Vancouver, WA Hsg Auth Rev Hsg Maple
         Knoll Apts Proj......................   6.200      10/01/27           971,530
                                                                        --------------
                                                                             9,496,972
                                                                        --------------

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         WEST VIRGINIA  0.3%
$1,250   Randolph Cnty, WV Bldg Comm Rev
         Crossover Elkins Regl Proj Rfdg......   6.125%     07/01/23    $    1,105,787
   475   Randolph Cnty, WV Bldg Comm Rev Davis
         Mem Hosp Proj Ser A Rfdg & Impt
         (Prerefunded @ 11/01/01).............   7.650      11/01/21           506,730
 2,540   Weirton, WV Pollutn Ctl Rev Weirton
         Steel Proj Rfdg......................   8.625      11/01/14         2,423,389
                                                                        --------------
                                                                             4,035,906
                                                                        --------------
         WISCONSIN  1.7%
   805   Baldwin, WI Hosp Rev Mtg Ser A.......   6.125      12/01/18           723,808
 2,590   Baldwin, WI Hosp Rev Mtg Ser A.......   6.375      12/01/28         2,334,264
 2,900   Oconto Falls, WI Cmnty Dev Oconto
         Falls Tissue Inc Proj................   7.750      12/01/22         2,955,883
   285   Wisconsin Hsg & Econ Dev Auth
         Homeownership Rev....................   7.550      07/01/26           287,425
 6,725   Wisconsin St Hlth & Edl Fac Auth Rev
         Auroro Hlthcare Inc Ser A............   5.600      02/15/29         5,709,525
 2,000   Wisconsin St Hlth & Edl Fac Auth Rev
         Clement Manor Rfdg...................   5.750      08/15/24         1,687,300
 3,000   Wisconsin St Hlth & Edl Fac Auth Rev
         Fh Hlthcare Dev Inc Proj.............   6.250      11/15/20         2,821,740
   635   Wisconsin St Hlth & Edl Fac Auth Rev
         Hess Mem Hosp Assn...................   7.200      11/01/05           641,629
 2,000   Wisconsin St Hlth & Edl Fac Auth Rev
         Hess Mem Hosp Assn...................   7.875      11/01/22         2,122,920
 2,490   Wisconsin St Hlth & Edl Fac Auth Rev
         Natl Regency of New Berlin Proj......   8.000      08/15/25         2,655,062
 3,000   Wisconsin St Hlth & Edl Milwaukee
         Catholic Home Proj...................   7.500      07/01/26         3,100,980
   500   Wisconsin St Hlth & Edl Rev Mem Hosp
         at Oconomowoc Inc Proj...............   6.350      07/01/17           533,900
                                                                        --------------
                                                                            25,574,436
                                                                        --------------
         WYOMING  0.2%
 2,620   Wyoming Cmnty Dev Auth Hsg Rev.......   6.250      06/01/27         2,639,650
                                                                        --------------

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
         U. S. VIRGIN ISLANDS  0.2%
$1,210   University of Virgin Islands Pub Fin
         Auth Ser A...........................   7.500%     10/01/09    $    1,304,573
 1,965   University of Virgin Islands Pub Fin
         Auth Ser A...........................   7.650      10/01/14         2,125,639
                                                                        --------------
                                                                             3,430,212
                                                                        --------------
TOTAL LONG-TERM INVESTMENTS  97.5%
  (Cost $1,493,146,008).............................................     1,473,018,477
SHORT-TERM INVESTMENTS  0.8%
  (Cost $12,260,000)................................................        12,260,000
                                                                        --------------
TOTAL INVESTMENTS  98.3%
  (Cost $1,505,406,008).............................................     1,485,278,477
OTHER ASSETS IN EXCESS OF LIABILITIES  1.7%.........................        26,138,837
                                                                        --------------
NET ASSETS  100.0%..................................................    $1,511,417,314
                                                                        ==============

 * Zero coupon bond

(a) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(b) Securities purchased on a when-issued or delayed delivery basis.

(c) Interest is accruing at less than the stated coupon.

(d) Payment-in-kind security.

(e) 144A/Private Placement securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(f) Non-income producing security.

LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               November 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $1,505,406,008).....................  $1,485,278,477
Cash........................................................         329,892
Receivables:
  Interest..................................................      32,195,857
  Investments Sold..........................................      12,840,197
  Fund Shares Sold..........................................         852,281
Other.......................................................         100,981
                                                              --------------
      Total Assets..........................................   1,531,597,685
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      11,441,977
  Income Distributions......................................       4,483,942
  Fund Shares Repurchased...................................       2,376,442
  Distributor and Affiliates................................         841,406
  Investment Advisory Fee...................................         652,432
Accrued Expenses............................................         216,131
Trustees' Deferred Compensation and Retirement Plans........         168,041
                                                              --------------
      Total Liabilities.....................................      20,180,371
                                                              --------------
NET ASSETS..................................................  $1,511,417,314
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,539,358,218
Accumulated Undistributed Net Investment Income.............       1,271,918
Accumulated Net Realized Loss...............................      (9,085,291)
Net Unrealized Depreciation.................................     (20,127,531)
                                                              --------------
NET ASSETS..................................................  $1,511,417,314
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $970,019,328 and 88,540,535 shares of
    beneficial interest issued and outstanding).............  $        10.96
    Maximum sales charge (4.75%* of offering price).........             .55
                                                              --------------
    Maximum offering price to public........................  $        11.51
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $416,220,388 and 38,024,205 shares of
    beneficial interest issued and outstanding).............  $        10.95
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $125,177,598 and 11,448,458 shares of
    beneficial interest issued and outstanding).............  $        10.93
                                                              ==============

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended November 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 102,383,045
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................      7,836,241
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $2,316,653, $4,352,240 and $1,145,271,
  respectively).............................................      7,814,164
Shareholder Services........................................        879,034
Custody.....................................................        125,210
Legal.......................................................         97,513
Trustees' Fees and Related Expenses.........................         60,140
Other.......................................................        667,215
                                                              -------------
    Total Expenses..........................................     17,479,517
                                                              -------------
NET INVESTMENT INCOME.......................................  $  84,903,528
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain/Loss:
  Investments...............................................  $   6,108,871
  Futures...................................................        347,310
                                                              -------------
Net Realized Gain...........................................      6,456,181
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     81,205,096
  End of the Period:
    Investments.............................................    (20,127,531)
                                                              -------------
Net Unrealized Depreciation During the Period...............   (101,332,627)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $ (94,876,446)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $  (9,972,918)
                                                              =============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended November 30, 1999 and 1998
--------------------------------------------------------------------------------

                                                         Year Ended          Year Ended
                                                      November 30, 1999   November 30, 1998
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................  $   84,903,528      $   79,466,871
Net Realized Gain....................................       6,456,181           8,150,677
Net Unrealized Appreciation/Depreciation During the
  Period.............................................    (101,332,627)         16,740,775
                                                       --------------      --------------
Change in Net Assets from Operations.................      (9,972,918)        104,358,323
                                                       --------------      --------------
Distributions from Net Investment Income*............     (83,189,838)        (79,954,356)
Distributions in Excess of Net Investment Income*....             -0-            (442,201)
                                                       --------------      --------------
  Total Distributions................................     (83,189,838)        (80,396,557)
                                                       --------------      --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................     (93,162,756)         23,961,766
                                                       --------------      --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................     354,696,692         263,990,520
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................      37,916,959          35,960,456
Cost of Shares Repurchased...........................    (255,511,932)       (153,186,986)
                                                       --------------      --------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.......     137,101,719         146,763,990
                                                       --------------      --------------
TOTAL INCREASE IN NET ASSETS.........................      43,938,963         170,725,756
NET ASSETS:
Beginning of the Period..............................   1,467,478,351       1,296,752,595
                                                       --------------      --------------
End of the Period (Including accumulated
  undistributed net investment income of $1,271,918
  and ($441,772), respectively)......................  $1,511,417,314      $1,467,478,351
                                                       ==============      ==============

               *Distributions by Class:
---------------------------------------------------------------------------------------
Distributions from and in Excess of Net Investment
Income:
  Class A Shares....................................... $  (54,739,327)  $  (51,028,959)
  Class B Shares.......................................    (22,510,591)     (23,908,632)
  Class C Shares.......................................     (5,939,920)      (5,458,966)
                                                        --------------   --------------
                                                        $  (83,189,838)  $  (80,396,557)
                                                        ==============   ==============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                              Year Ended November 30,
                                  -----------------------------------------------
         Class A Shares            1999      1998      1997      1996      1995
---------------------------------------------------------------------------------
Net Asset Value, Beginning of
the Period......................  $11.664   $11.454   $11.139   $ 11.18   $ 10.44
                                  -------   -------   -------   -------   -------
Net Investment Income...........     .686      .699      .729      .735       .74
Net Realized and Unrealized
  Gain/Loss.....................    (.720)     .217      .312     (.041)    .7475
                                  -------   -------   -------   -------   -------
Total from Investment
  Operations....................    (.034)     .916     1.041      .694    1.4875
Less Distributions from and in
  Excess of Net Investment
  Income........................     .674      .706      .726      .735     .7475
                                  -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period........................  $10.956   $11.664   $11.454   $11.139   $ 11.18
                                  =======   =======   =======   =======   =======
Total Return (a)................    (.37%)    8.28%     9.63%     6.47%    14.65%
Net Assets at End of the Period
  (In millions).................  $ 970.0   $ 905.0   $ 779.9   $ 621.0   $ 516.3
Ratio of Expenses to Average Net
  Assets (b)....................     .90%      .91%      .95%     1.01%      .98%
Ratio of Net Investment Income
  to Average Net Assets (b).....    6.03%     6.01%     6.50%     6.64%     6.81%
Portfolio Turnover..............      22%       26%       29%       23%       26%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended November 30, 1995 through 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                              Year Ended November 30,
                                  -----------------------------------------------
         Class B Shares            1999      1998      1997      1996      1995
---------------------------------------------------------------------------------
Net Asset Value, Beginning of
the Period......................  $11.658   $11.452   $11.136   $ 11.18   $ 10.43
                                  -------   -------   -------   -------   -------
Net Investment Income...........     .606      .612      .645      .653       .66
Net Realized and Unrealized
  Gain/Loss.....................    (.728)     .216      .313     (.046)    .7535
                                  -------   -------   -------   -------   -------
Total from Investment
  Operations....................    (.122)     .828      .958      .607    1.4135
Less Distributions from and in
  Excess of Net Investment
  Income........................     .590      .622      .642      .651     .6635
                                  -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period........................  $10.946   $11.658   $11.452   $11.136   $ 11.18
                                  =======   =======   =======   =======   =======
Total Return (a)................   (1.11%)    7.41%     8.82%     5.67%    13.89%
Net Assets at End of the Period
  (In millions).................  $ 416.2   $ 451.9   $ 425.6   $ 323.8   $ 233.9
Ratio of Expenses to Average Net
  Assets (b)....................    1.66%     1.67%     1.71%     1.77%     1.73%
Ratio of Net Investment Income
  to Average Net Assets (b).....    5.27%     5.26%     5.74%     5.88%     6.03%
Portfolio Turnover..............      22%       26%       29%       23%       26%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended November 30, 1995 through 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                                Year Ended November 30,
                                    -----------------------------------------------
          Class C Shares             1999      1998      1997      1996      1995
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period............................  $11.646   $11.440   $11.126   $ 11.17   $ 10.42
                                    -------   -------   -------   -------   -------
Net Investment Income.............     .595      .613      .644      .652       .66
Net Realized and Unrealized
  Gain/Loss.......................    (.717)     .215      .312     (.045)    .7535
                                    -------   -------   -------   -------   -------
Total from Investment
  Operations......................    (.122)     .828      .956      .607    1.4135
Less Distributions from and in
  Excess of Net Investment
  Income..........................     .590      .622      .642      .651     .6635
                                    -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period..........................  $10.934   $11.646   $11.440   $11.126   $ 11.17
                                    =======   =======   =======   =======   =======
Total Return (a)..................   (1.20%)    7.42%     8.82%     5.68%    13.79%
Net Assets at End of the Period
  (In millions)...................  $ 125.2   $ 110.6   $  91.3   $  50.0   $  31.1
Ratio of Expenses to Average
  Net Assets (b)..................    1.65%     1.67%     1.70%     1.77%     1.72%
Ratio of Net Investment Income to
  Average Net Assets (b)..........    5.27%     5.25%     5.69%     5.86%     5.98%
Portfolio Turnover................      22%       26%       29%       23%       26%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended November 30, 1995 through 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               November 30, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen High Yield Municipal Fund (the "Fund") is organized as a series of the Van Kampen Tax-Exempt Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to provide as high a level of interest income exempt from federal income tax as is consistent with investing in medium- to lower-rated high yielding municipal securities. The Fund commenced investment operations on January 2, 1986. The distribution of the Fund's Class B and Class C shares commenced on July 20, 1992 and December 10, 1993, respectively.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.
    The Fund's investments include lower-rated and unrated debt securities which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Securities rated below investment grade and comparable unrated securities represented approximately 67% of the Fund's investment portfolio at the end of the period.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to

                               November 30, 1999
--------------------------------------------------------------------------------

market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.
    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt securities. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At November 30, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $9,025,107 which expires between November 30, 2003 and November 30, 2005. Net realized gains or losses differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.
    At November 30, 1999, for federal income tax purposes, cost of long- and short-term investments is $1,505,466,558; the aggregate gross unrealized appreciation is

                               November 30, 1999
--------------------------------------------------------------------------------

$36,184,193 and the aggregate gross unrealized depreciation is $56,372,274, resulting in net unrealized depreciation of $20,188,081.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.
    Due to inherent differences in the recognition of expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                    % PER ANNUM
--------------------------------------------------------------------
First $300 million...................................... .60 of 1%
Next $300 million....................................... .55 of 1%
Over $600 million....................................... .50 of 1%

    For the year ended November 30, 1999, the Fund recognized expenses of approximately $97,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the year ended November 30, 1999, the Fund recognized expenses of approximately $345,500 representing Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.
    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended November 30, 1999, the Fund recognized expenses of approximately $675,600. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                               November 30, 1999
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
    At November 30, 1999, capital aggregated $991,144,686, $420,468,715 and
$127,744,817 for Classes A, B, and C, respectively. For the year ended November 30, 1999, transactions were as follows:

                                                 SHARES           VALUE
---------------------------------------------------------------------------
Sales:
  Class A..................................     20,648,778    $ 233,722,916
  Class B..................................      7,393,673       83,518,334
  Class C..................................      3,318,976       37,455,442
                                               -----------    -------------
Total Sales................................     31,361,427    $ 354,696,692
                                               ===========    =============
Dividend Reinvestment:
  Class A..................................      2,220,022    $  25,257,877
  Class B..................................        836,714        9,525,387
  Class C..................................        276,072        3,133,695
                                               -----------    -------------
Total Dividend Reinvestments...............      3,332,808    $  37,916,959
                                               ===========    =============
Repurchases:
  Class A..................................    (11,909,062)   $(135,612,380)
  Class B..................................     (8,967,116)    (101,266,235)
  Class C..................................     (1,644,564)     (18,633,317)
                                               -----------    -------------
Total Repurchases..........................    (22,520,742)   $(255,511,932)
                                               ===========    =============

                               November 30, 1999
--------------------------------------------------------------------------------

    At November 30, 1998, capital aggregated $867,776,273, $428,691,229 and
$105,788,997 for Classes A, B, and C, respectively. For the year ended November 30, 1998, transactions were as follows:

                                                 SHARES           VALUE
---------------------------------------------------------------------------
Sales:
  Class A..................................     15,501,149    $ 180,363,153
  Class B..................................      5,190,835       60,344,265
  Class C..................................      2,003,857       23,283,102
                                               -----------    -------------
Total Sales................................     22,695,841    $ 263,990,520
                                               ===========    =============
Dividend Reinvestment:
  Class A..................................      1,945,625    $  22,655,360
  Class B..................................        886,374       10,315,348
  Class C..................................        257,191        2,989,748
                                               -----------    -------------
Total Dividend Reinvestments...............      3,089,190    $  35,960,456
                                               ===========    =============
Repurchases:
  Class A..................................     (7,951,196)   $ (92,412,176)
  Class B..................................     (4,479,101)     (52,140,145)
  Class C..................................       (742,697)      (8,634,665)
                                               -----------    -------------
Total Repurchases..........................    (13,172,994)   $(153,186,986)
                                               ===========    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the year ended November 30, 1999, 4,200,418 Class B shares automatically converted to Class A shares and are shown in the above table as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which the shares are purchased. Class C shares purchased on or after January 1, 1997 do not posses a conversion feature. For the year ended November 30, 1999, no Class C shares converted to Class A shares. The CDSC will be imposed on most

                               November 30, 1999
--------------------------------------------------------------------------------

redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                     CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                   -----------------------
              YEAR OF REDEMPTION                   CLASS B         CLASS C
--------------------------------------------------------------------------
First..........................................     4.00%           1.00%
Second.........................................     4.00%            None
Third..........................................     3.00%            None
Fourth.........................................     2.50%            None
Fifth..........................................     1.50%            None
Sixth and Thereafter...........................      None            None

    For the year ended November 30, 1999, Van Kampen, as distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $242,600 and CDSC on the redeemed shares of Classes B and C of approximately $636,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $464,105,455 and $325,638,418, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.
    During the period the Fund invested in future contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

                               November 30, 1999
--------------------------------------------------------------------------------

    Upon entering into future contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).
    Transactions in futures contracts, each with a par value of $100,000, for the year ended November 30, 1999, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at November 30, 1998............................    -0-
Futures Opened..............................................    540
Futures Closed..............................................   (540)
                                                                ---
Outstanding at November 30, 1999............................    -0-
                                                                ===

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the year ended November 30, 1999, are payments retained by Van Kampen of approximately $3,328,300.

7. BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rate percentage of quarterly net assets. The Fund made no borrowings on November 30, 1999. The Fund has not borrowed against the credit facility during the period.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen High Yield Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen High Yield Municipal Fund (the "Fund"), a series of the Van Kampen Tax-Exempt Trust, at November 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
January 21, 2000

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity*
   Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income
   Global Franchise
   Global Government Securities
   Global Managed Assets
   International Magnum
   Latin American
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these
funds, ask your financial advisor for
a prospectus, which contains more
complete information, including sales
charges, risks, and ongoing expenses.
Please read it carefully before you
invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional
fund information, choose from one of
the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

* Closed to new investors

                      VAN KAMPEN HIGH YIELD MUNICIPAL FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY, PH.D.

PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
  President

DENNIS J. MCDONNELL*
  Executive Vice President
  and Chief Investment Officer

A. THOMAS SMITH III*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer and
  Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

STEPHEN L. BOYD*

WAYNE D. GODLIN*

PETER W. HEGEL*

MICHAEL H. SANTO*

EDWARD C. WOOD, III*
  Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN
INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 2000  All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After April 30, 2000, the report must, if used with prospective investors, be accompanied by a quarterly performance update.

For the year ended November 30, 1999, 99.99% of the income distributions made by the Fund were exempt from federal income taxes. In January 2000, the Fund will provide tax information to shareholders for the 1999 calendar year.

                                YEAR 2000 UPDATE

As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.